[graphic omitted]

                                 TWEEDY, BROWNE
                               GLOBAL VALUE FUND

                               ------------------
                                  SEMI-ANNUAL
                               ------------------
                               SEPTEMBER 30, 1996
                               ------------------

                               [graphic omitted]

                                 TWEEDY, BROWNE
                              AMERICAN VALUE FUND

TWEEDY, BROWNE FUND INC.

Investment Manager's Report ..........................................       1

Tweedy, Browne Global Value Fund:
  Portfolio of Investments ...........................................      15
  Schedule of Forward Exchange Contracts .............................      24
  Statement of Assets and Liabilities ................................      30
  Statement of Operations ............................................      31
  Statement of Changes in Net Assets .................................      32
  Financial Highlights ...............................................      33
  Notes to Financial Statements ......................................      34

Tweedy, Browne American Value Fund:
  Portfolio of Investments ...........................................      41
  Schedule of Forward Exchange Contracts .............................      48
  Statement of Assets and Liabilities ................................      49
  Statement of Operations ............................................      50
  Statement of Changes in Net Assets .................................      51
  Financial Highlights ...............................................      52
  Notes to Financial Statements ......................................      53

-------------------------------------------------------------------------------

    This report is for the information of the shareholders of Tweedy, Browne Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Tweedy, Browne Company L.P. is a member of the NASD and is the Distributor of the Company.

-------------------------------------------------------------------------------

TWEEDY, BROWNE FUND INC.

-------------------------------------------------------------------------------
Investment Manager's Report
-------------------------------------------------------------------------------

[Photo of Will Browne, John Spears and Chris Browne]

Will Browne, John Spears and Chris Browne

To Our Shareholders in Tweedy, Browne Fund Inc.:

    We are pleased to present the semi-annual report for Tweedy, Browne Global Value Fund (the "Global Value Fund") and for Tweedy, Browne American Value Fund (the "American Value Fund") for the six months ended September 30, 1996. With this report, we are experimenting with a combined report for our two funds. Many of you own shares in both Funds as do the people at Tweedy, Browne. Moreover, our investment philosophy and its application are substantially the same, irrespective of whether we are investing in U.S. stocks or international stocks. We would appreciate your comments on this format.

    For the six months ended September 30, 1996, the net asset value of the Global Value Fund's shares increased 3.2%* to $14.74 per share, as compared to a gain of 1.5% in the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") index in U.S. dollars. The results for the index in local currency were 3.5% over the same period. Many of us think of investment performance on a calendar basis; the results for the Global Value Fund for the nine months ended September 30, show a gain of 13.8%* as compared to a gain of 4.4% for EAFE in U.S. dollars, and 9.1% in local currency. For the same six- and nine-month periods, the net asset value of the American Value Fund rose to $14.93 per share, a gain of 4.5% and 12.7%*, respectively, as compared to the Standard & Poor's 500 Stock Index ("S&P 500"), which rose 7.7% and 13.5%, respectively.

----------
* The Global Value Fund had a total return for the year ended September 30, 1996 of 17.9% and an average annual total return since inception (June 15,
   1993) through September 30, 1996 of 13.5%. The total return for the year ended September 30, 1996 for the American Value Fund was 16.1% and the average annual total return since inception (December 8, 1993) through September 30, 1996 was 16.0%. Past performance is not a guarantee of future results and total return and principal value of investments will fluctuate with market changes; and shares, when redeemed, may be worth less than their original cost.
----------

    Our gains over the past six and nine months cannot be attributed to any particular geographic or sector bets made by us. ("Bet" is not a word in our investment vocabulary.) The composition of the Funds has not changed significantly over the past six months, either in terms of country allocations or number of issues in any particular industry. The total number of issues in the Global Value Fund has increased somewhat to 237 from 223, but in total we have experienced relatively little turnover. In the American Value Fund the total number of issues has increased from 153 to 168. Turnover for the six months was 10% in the Global Value Fund and 0% in the American Value Fund, which means that our gains in 1996 to date have not resulted in much taxable gain.

    Portfolio turnover in our opinion should be low in a true value fund. It should also be low in a true growth fund if the manager, as they often claim, buys good, long-term growing companies. In our opinion, high turnover is an indication of "momentum" investing, which we consider to be another form of market timing. While this investment approach can produce good gross performance numbers, it may not produce particularly good net, after tax results. The Federal long-term capital gains tax rate is now 28% and requires a holding period of a year and a day. Short-term gains are taxed at the marginal Federal tax rate of 39.6%. If a fund was up 10% and the results were all realized long-term capital gains, the investor would net 7.2% after tax. If the gains were short-term in nature, the investor would have a net, after tax return of only 6.04%. To the extent the fund manager can avoid realizing gains in any particular year, and thus avoid paying taxes, the investor has the advantage of having all of his unrealized gains "working" in subsequent years to possibly produce further gain. If you are like us, there is a further emotional high which comes from not paying taxes in any particular year, or at least paying as little tax as possible.

    We have been asked "When do we sell a stock?" Too often we seem to talk only about our criteria for buying and not our criteria for selling. Obviously, if we are to avoid riding a stock up and back down, we must realize gains from time to time. The criteria for selling a stock depends on the criteria for purchasing a stock. In a very simplistic way, if we bought a stock because it was selling at a discount to book value, such as two-thirds of book value, we would begin to sell as the share price approached book value. If we bought a stock at two-thirds of net current assets per share (current assets less all liabilities divided by the number of shares outstanding) we would sell at a value equal to net current assets per share. If we bought a stock because it had a low price/earnings ratio, say 7 to 10 times, we would sell at a P/E of 10 to 14 times. The range of P/E buy and sell points varies depending on the nature of the business. Businesses with steadier historical earnings and higher relative returns on capital are worth more than highly cyclical companies with lower average returns on capital. A third category of investments are securities bought based on our estimate of intrinsic value of the company or, as it is sometimes called, private business value. This is an estimate of what the company would be worth in the event it were to be sold in an arm's length transaction between a knowledgeable buyer and a knowledgeable seller. Here, comparisons are made to acquisition prices of similar companies. Our goal is to buy these types of companies at prices equal to or less than 60% of intrinsic value and to begin to sell them at 90% of intrinsic value.

    As in life, nothing is ever completely black and white. Some stocks have the characteristics of more than one of the above categories and, therefore, some qualitative judgment comes into play in our buy and sell decisions. However, for the vast majority of our investments the buy and sell criteria are fairly cut and dry. As we have said in the past, we believe our greatest contribution to our investment process is establishing the criteria and adhering to it at all times. The actual execution of our investment process is not that difficult. While we believe we are competent securities analysts, we are not geniuses. The task of securities analysis is not unlike the work performed by any competent newspaper reporter. We gather information by asking questions of management, competitors and experts, some of whom are clients of Tweedy, Browne. There is no magic, no divine inspiration required to read an annual report and ask questions about accounting treatments, profit margins, product developments or competition. The large, broadly held stocks all have an army of securities analysts covering them, most of whom have degrees from impressive colleges and graduate schools. We do not bring any unique talent to the task of following the quarterly projections of American Express or Nestle and are better off talking with someone who is paid almost exclusively to do so. And we do not think that we will discover anything that a legion of other securities analysts will not have discovered by visiting a research laboratory at Johnson & Johnson. The most important thing we do is to decide which information is important and relevant to an investment decision, and to make that decision in the framework of a proven investment model.

    In our humble opinion, entirely too much time and energy is devoted to information that is not relevant to success in investing. Each day, the financial news shows on television and radio devote a great deal of time to stock market pundits who tell us why the market rose or fell that day. To us these are like reports on why your spouse was in a good mood or a bad mood. Maybe they had a headache or maybe they just heard that they won the lottery. These daily mood swings have little to do with your overall opinion of your spouse and would almost certainly not lead you to divorce him or her based on one grumpy day. So why would one day's market activity lead you to sell your portfolio or conversely, mortgage your house and put all the proceeds into the market? The seemingly endless, daily predictions about "where the market is going" are, in our opinion, equally absurd. If anyone could consistently and accurately make these predictions, the world would canonize them. Furthermore, if someone could actually make these predictions, why would they go on TV and tell us? If we were lucky enough to have this great foresight, we would keep it a secret and make zillions trading on our unique expertise. In July, with broad press coverage, one famous pundit reversed her opinion from buy to sell and predicted that the market was going into a period of decline. If you had followed her advice on the day it hit the press, you would have missed a 12% rise in the S&P 500 since then.

    At Tweedy, Browne, we spend a significant portion of our time trying to determine how we can add value to the investment process, by which we mean, how can we beat the indexes over long periods of time. We have been working together managing money since the mid-1970s. Along with Jim Clark, who retired in 1995, we have put together a 21-year investment record. Our own experience, together with numerous academic studies on the fundamental financial characteristics of portfolios that have beaten the relevant stock market index, have brought us to certain conclusions which we would like to share with you.

    1. INVEST IN STOCKS WITH THE KINDS OF EXTREME INVESTMENT CHARACTERISTICS THAT HAVE PRODUCED MARKET-BEATING RETURNS IN THE PAST. Stocks ranked on price/earnings ratios or price/book value ratios that have been cheaper than 80% to 90% of all stocks have, on average, outperformed most stock market indexes over long measurement periods in the past. Our booklet, What Has Worked in Investing, describes more than 40 studies of investment characteristics that have provided above market returns in the past, both in the U.S. stock market and throughout the world. The stocks we own in Global Value Fund and in our American Value Fund are generally in the extreme bottom 10% to 20% "value layer", which have produced market-beating returns in the past. Furthermore, many of our U.S. stocks have extreme value characteristics with respect to insider buying (i.e., officers and directors) and company share repurchases. These two characteristics have also been associated with above market returns. Recent proprietary empirical research, which has been incorporated into our investment process, has indicated that stocks possessing certain combinations of two or more value characteristics perform even better than the average low P/E or low price/book value approach. This is a bit like breeding a prizewinning show dog by picking out parents that are beautiful, strong and intelligent. For example, we recently purchased shares for the American Value Fund in Transatlantic Holdings, Inc., a leading global reinsurance company that has a compound rate of growth in earnings per share of 16% for the past eight years. It enjoys a high return on capital and one of the lowest expense ratios in its industry. The company is 49% owned by American International Group (AIG) whose well-respected chairman, Maurice Greenberg, is also chairman of Transatlantic Holdings. AIG has also been a consistent buyer of Transatlantic's shares. The Fund paid approximately ten times estimated earnings for its holdings, which places it in the bottom 10% of all U.S. stocks ranked according to price/earnings ratios. In the Global Value Fund, we recently bought shares in a Swiss paper company named Attisholz Holding AG. Our shares were purchased at 60% of book value, which does not reflect the current value of certain timberlands. At this price, Attisholz is in the bottom 4% of all global stocks on a price/book value basis.

    2. COVERAGE OF ALL MARKET CAPITALIZATIONS INCLUDING SMALL CAP STOCKS IS IMPORTANT. We do not divide the universe of all stocks into market capitalization segments, and eliminate from consideration stocks that are too big or too small. We have had attractive returns from large and small cap stocks alike. Of the more than 10,000 publicly traded stocks in the U.S., 9,000 have market caps of less than $1 billion, which means most stocks are small cap. The most extreme areas of undervaluation often are found in small cap stocks. In fact, many stocks are small cap as a result of a depressed stock price. After the stock has gone up, it may no longer be small cap. Small cap stocks are also not as well covered by investment analysts and may therefore fall off the radar screen of the investment community and become even more undervalued for lack of interest. We recently read some conclusions drawn by another investment adviser,
J. Carlo Cannell of Cannell Capital Management in San Francisco, which we found interesting. Mr. Cannell found that in the past 18 months about 12,000 U.S. and foreign companies made periodic filings with the Securities and Exchange Commission. Of these, "77% lack consistent research coverage as defined by an analyst ratio of less than two". The larger the company, the more likely it is to have all financial information quickly reflected in its stock price. Moreover, such companies are less likely to turn up in the realm of extremely undervalued companies because the investment community rewards companies with strong information flow with higher valuations. However, in general, only the largest cap companies have the potential of generating sufficient corporate finance fees or commissions from trading their shares to justify the expense to the investment banking and brokerage firms of having an analyst follow their stock.

    Academic research has indicated a long-term statistical association between smaller market capitalization and exceptional investment returns. In our March 1996 Annual Report for the Tweedy, Browne American Value Fund, we cited a study presented in BARRON'S which showed that over a 69 year-period from 1926 to 1994, small cap value significantly outperformed large cap value, small cap growth or large cap growth. (This article, The Small Cap Myth, BARRON'S, December 4, 1995, was authored by George C. Pierides, an investment adviser with Fox Asset Management in Little Silver, N.J. In our previous report we omitted mention of Mr. Pierides' name, for which we apologize.) The relatively small quantity of assets under management at Tweedy, Browne provides an advantage over managers of much larger pools of capital in terms of our ability to invest a meaningful portion of our Funds' assets in small cap companies. Simply stated, size matters and bigger is not necessarily better. Currently, 52% of the Global Value Fund's and 44% of the American Value Fund's assets are invested in companies with market capitalizations of less than $1 billion. The greatest part of this small cap exposure is in companies with market capitalizations below $500 million; 40% for the Global Value Fund and 37% for the American Value Fund.

    The following table shows the universe of companies in the U.S. ranked by market capitalization based on data from Disclosure, and illustrates how much the universe of meaningful investment opportunities shrinks for an adviser with $20 billion or more under management.


--------------------------------------------------------------------------------------------------------
                                               PORTFOLIO                                 COMPANY
                                               PERCENTAGE:         NUMBER OF ISSUES      PERCENTAGE
                                               WHAT 5% OF          NEEDED TO INVEST      WHAT 1% OF A
                                NUMBER OF      EACH COMPANY        1% OF A $20 BILLION   $20 BILLION
                                COMPANIES AT   REPRESENTS AS       PORTFOLIO ($200M)     PORTFOLIO ($200M)
MARKET                          THIS MARKET    A % OF A $20        AT THIS PORTFOLIO     REPRESENTS AS A %
CAPITALIZATION                  CAP OR ABOVE   BILLION PORTFOLIO   PERCENTAGE            OF EACH COMPANY
--------------------------------------------------------------------------------------------------------
  $5   billion and above          308          1.25%                 80 stocks             4%
--------------------------------------------------------------------------------------------------------
  $4   billion and above          381          1.00                 100                    5
--------------------------------------------------------------------------------------------------------
  $3   billion and above          653           .50                 200                   10
--------------------------------------------------------------------------------------------------------
  $1.5 billion and above          800           .375                267                   13
--------------------------------------------------------------------------------------------------------
  $1.0 billion and above        1,081           .250                400                   20
--------------------------------------------------------------------------------------------------------
$500   million and above        1,701           .125                800                   40
--------------------------------------------------------------------------------------------------------
$100   million and above        4,941           .0125             8,000                  400
--------------------------------------------------------------------------------------------------------
 $10   million and above        6,562           .0025            40,000                2,000
--------------------------------------------------------------------------------------------------------

    Most of the academic studies we have seen that conclude that value investment characteristics provide better returns are based on a broader universe of stocks than 500, 750, or even 1,000. There are about 10,000 public companies. Making a case for value investing is not as academically valid if the universe of investment opportunities is reduced to less than a thousand names due to the constraint of too much money under management. In a recent article in The Wall Street Journal, a comparison was made of the investment results of value and growth managers. While value beat growth statistically, the individual value managers were not doing as well as the individual growth managers, either relatively or absolutely. One explanation offered is that value managers may not have the courage to actually practice their philosophy when times are at their worst. Will a value manager actually have the courage to buy a truly beaten-up stock for fear it may go bankrupt and make him or her look like a fool? The value index would because the index has no emotions. Such down-trodden stocks may be the ones that statistically give value an edge, but in practice the manager may not be willing to buy them precisely when they should be bought. We offer another possible explanation: the value edge may be based on a broader universe of stocks than many, if not most, value managers use to find investment opportunities. For example, the price- to-book value ratio of the bottom tenth of all 4,764 stocks in the Bloomberg database with market caps above $50 million starts at 27% of book value and ends at 116% of book value. This 27% to 116% of book value "shopping aisle" has 470 stocks from which to choose. Among the 69 stocks with market caps over $20 billion, the lowest price/book value ratio is 151%. As demonstrated in numerous empirical studies that were based on the broad universe of stocks, the advantage of value investing over growth investing may not be statistically significant if a manager of $20 billion, due to size constraints, can only consider investments in 5% to 10% of the stocks in that broad universe. In practice, the empirical study findings may not apply if 90% to 95% of the broad universe of stocks are not considered for investment because they are too small.

    3. STATISTICS AND SPECIFICS. While we spend a great deal of time studying the fundamental financial characteristics of groups of stocks that produce better than market returns, what we call our underwriting criteria, we also do company specific research to define further models of value. Over the past twenty some odd years, Tweedy, Browne affiliates have owned and sold five private companies and the partners have been on ten corporate boards of directors. This has provided us with hands on experience in valuing businesses and made us somewhat skeptical of the ability of investment analysts to predict future earnings. We speak to numerous corporate managers and other smart business people, many of whom are our clients. We watch insider purchases of company stock for indications of value and grade the value of this information based on who is doing the buying. The gathering of this information often leads to further insights about what true value is. Companies are generally bought by other companies; i.e., business men and women who hopefully know something about the business they are acquiring. In one case we noticed a smart private investor was accumulating shares in a paper company that was selling well below book value. At the time we had a client who was a competitor of this paper company. We called our client and went through a very detailed valuation of the other company. Who knows better what a company is worth than a likely buyer/competitor? This analysis led us to conclude that the company was indeed worth far more than the market price of its stock despite the fact that it was reporting little or no earnings at the time. It turned out to be a very profitable investment. This kind of research, what we call appraisal analysis or the specific valuation of a business, is not what Wall Street research is generally all about. Most investing is earnings momentum driven; i.e., will company X earn more or less next quarter or next year? Consequently, most analysts spend their time making earnings predictions rather than placing values on companies. Doing our own research permits us to look for what we believe is important and expands our ability to make specific value judgements.

    4. WE DO NOT MIMIC THE INDEX. A famous, successful investment manager once said, "If you are going to beat the index, you can't look like the index". Today, most institutional money management is measured by comparisons to an index. In the case of Tweedy, Browne Global Value Fund, the comparison is most often made to the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") index which can either be calculated in U.S. dollars or local currency. If one chose to hedge the foreign currency exposure as we do, the choice would be the local currency form of the index. In the U.S., the index of choice is the Standard & Poor's 500 Stock Index as opposed to the Dow Jones Industrial Average, which has only 30 stocks and is considered to be too narrow. There are numerous sub-indexes depending on one's particular investment style. One year more than ten years ago, we had a client whose account was up approximately 35% as compared to 25% for the S&P 500 who wrote to us and said we had underperformed our reference index, which was up 37%. As we have discussed in previous letters, the anointed reference index becomes the "benchmark" and money managers manage to the benchmark. Standard deviation, which measures the volatility of one's performance against the benchmark, has become more important than absolute performance. Hence, the money management industry has come to creating portfolios that "mimic" the reference index. Portfolios will always have some representation in every major industrial group so as not to "deviate" significantly from the results of the benchmark. We do not do this. If a particular industry or country has a large number of cheap stocks, we will own a number of companies in that industry or country. If a particular industry or country is in our opinion overvalued, we may not own any stocks in that industry or country. For example, at September 30 we had 14.5% of the Global Value Fund's assets invested in 26 companies in Switzerland, which is far greater than its EAFE weighting of less than 6%. Similarly, 4.1% of the Global Value Fund's assets were invested in tiny Finland, which accounts for a mere 0.6% of EAFE, while only 3.2% of the Global Value Fund's assets were invested in the United Kingdom, which accounts for 17% of the index.

    The result is that our results tend to be lumpy. We invest for the long term, not the short term. We believe, rightly or wrongly, that it is more important to keep our eye on a ten or twenty year goal than to be obsessed with quarter-to-quarter or even year-to-year results. Over the past 21 years we have significantly beaten the averages, although about one-third of the time the averages have beaten us. Sometimes the averages have beaten us several years in a row. We don't care. We have more than $100 million of our own money, which represents more than 90% of our liquid net worth, invested alongside our clients, and we have no intention of changing that. Our employees also have a vested interest in the success of our investment style, as the bulk of their profit sharing plan is invested in both our Funds. If we invest in something different than our clients, it is because we are volunteering to be the guinea pigs. If it works, the clients can participate. Our net worth has not been built on our "alternative" investments. What you eat, we eat. And we eat it first. That is how we approached investing internationally. We invested in foreign securities for many years, learning the differences in accounting, stock markets, etc. before we offered this investment alternative to our clients. The partners of Tweedy, Browne who jointly manage the Funds do not run alternative portfolios for their money, nor do we "cherry pick" what we think are the best stocks for our own portfolios.

    5. WE WANT TO STAY AS FULLY INVESTED AS POSSIBLE. Empirical research has shown that 80% to 90% of all investment returns occur in short spurts that amount to 2% to 7% of the holding period. The rest of the time, returns have been minimal. As the slogan for the New York Lottery says, "You have to be in it to win it." Another sage said, "It's not timing the market, it's time in the market". In the past the returns we have experienced from investing in value stocks have in the long run beat cash. We have no reason to think that will change. Fortunately, stocks as measured by the S&P 500 or EAFE on average go up over time. As the indexes are merely a reflection of the value of a large portion of corporate wealth, and since corporate wealth on average increases as earnings and economies grow, the indexes should continue to rise. This does not mean that bear markets have been outlawed. Stock markets will from time to time become over-valued and thus be subject to correction. And never underestimate the ability of governments to muck things up in the short run, with the result being a decline in stock prices. However, on average the indexes go up more than they go down. Determining when the market will rise and when it will fall, and buying and selling in accordance with the ups and downs, would produce a wonderful result. Unfortunately, we do not know anyone who has been able to accomplish this. Therefore, we try to stay fully invested in stocks that have on average beat the market and ignore or suffer through those times when stocks go down. To be honest, in the past we were guilty of sitting on too much cash in our individually managed accounts before empirical research and our own experience convinced us of the error of our ways. In the late 1980s, as one client pointed out, we were closet market-timing by buying less than a full position in many stocks on the assumption that the market might retreat and we would be able to buy more at a cheaper price. Cash and lower investment returns were the result of this inaction. Over the past 21 years, the return on our stocks has beaten the return on the cash in our portfolios by a factor of nearly 3 to 1.

    6. KEEP TURNOVER LOW. In the past, our value approach to investing has resulted in an average holding period for a given stock of 3 to 5 years and below average turnover rates. Low turnover reduces total commission costs in a portfolio and the impact that buying and selling can have on share prices. Although low turnover may not have much impact on the reported, pre-tax return of a given portfolio, it can have a significant impact on the after tax return as we discussed earlier in this report. Fortunately, mutual fund monitoring services such as Morningstar report portfolio turnover, and we think investors are wise to pay attention to these numbers. In the past, more than 90% of our realized gains have been taxed at more favorable long-term capital gains rates.

    7. ACT LIKE AN OWNER. We encourage actions on the part of companies we own which enhance shareholder value, such as share buy-backs, spin-offs, or the sale of all or a part of the company. In one recent example, we, together with other large shareholders of one company, requested and held a meeting with management and certain directors. The purpose of the meeting was to discuss the company's poor performance and to suggest that if management could not improve the company's overall results, they should consider a sale of the company to a competitor who could affect savings through a consolidation of the businesses. The meeting was particularly frank yet friendly. Within several months the company was acquired by a competitor at a 30% premium to the stock price at the time of our meeting. We believe it is important to talk with managements as owners and to voice our opinion when actions are proposed that we do not believe serve the long-term interests of the shareholders.

    8. FOCUS, FOCUS, FOCUS. At Tweedy, Browne we only manage equity money, and we only manage it in one way. The three partners who own the firm also make all the investment decisions. After all, we have more than $100 million of our own money invested alongside our clients and shareholders and we want to see that money grow. Unlike many money management firms, Tweedy, Browne is not run by marketing people who spend their time thinking of new investment products to offer to the world. We do not create bond funds or growth funds or industry specific funds and then go hire a portfolio manager to run them. And as we have grown, we have attempted to control the amount of time that is spent on non-investment activities. We have tried to keep our business rather simple, which makes coming to work all the more enjoyable for us.

    9. CONTINUOUS IMPROVEMENT. We are avid students of the investment process. In recent years we have increased our knowledge, through the use of empirical data, of investment characteristics and patterns that have been associated with above-market returns. Recent proprietary empirical research has indicated that stocks possessing certain combinations of value related investment characteristics have outperformed groups of stocks that only possessed a single characteristic such as low price in relation to book value or a low price/earnings ratio. We incorporate these insights about what works best into our search for investment candidates and our judgment and decision-making process. We are also increasing our use of technology to assist us in the analytical number crunching and information assembly work that in years past was done by hand. For example, since 1990 we have been able to quickly combine daily observation of the investment behavior of "insiders", corporate officers and directors, comprising thousands of transactions in their particular company's shares over the course of a typical month, with fundamental financial information for thousands of companies. Computer sifting through this waterfall of information has often identified, like blips on a radar screen, good candidates for further, in-depth research. A process improvement that we are currently developing will enable us to quickly identify for further research those companies within the low price-to-book value, low price/earnings ratio, low price-to-sales and low price-to-private business value layer that show more immediate signs of a significant spurt in earnings and increase in intrinsic value. Empirical research indicates that within the value layer of stocks, companies that are about to experience a significant earnings increase produce exceptional returns. And we are continually looking for new ways that computers and information technology can provide an investment edge.

    10. ENJOY WHAT YOU DO. We believe it is difficult to succeed at any thing if you do not enjoy it. We truly enjoy the investment process, the search for new bargains and the analysis of a particular business or industry. We work with a fine group of people and strive to create an environment where people like to come to work. After all, we spend more of our waking hours at Tweedy, Browne than anywhere else, so it should be fun.

    As a postscript, one shareholder inquired about the cost of mailing to our shareholders the recent article from the Sunday New York Times about Tweedy, Browne. The cost of this mailing was not borne by the Funds but was paid for by Tweedy, Browne. All requests for information or a prospectus are also paid by Tweedy, Browne. The only printing and mailing expenses paid by the Funds are for the annual and semi-annual reports and the yearly update of the prospectus, all of which are required to be sent to shareholders. We are not of the opinion that shareholders should have to pay for any marketing of your Funds.

                               PORTFOLIO REVIEW

    As is our custom, we like to review the status of our Funds' portfolios by putting them to what we call the "value test". To do this, we calculate the percent of the portfolio invested in stocks selling below book value and the percent invested in low price/earnings ratio stocks and compare these to a universe of stocks. As of September 30, 1996 the Tweedy, Browne American Value Fund had 26% of its assets invested in 85 stocks selling at a weighted average of 76% of book value. In the Bloomberg database of 3,767 stocks with a market capitalization of $100 million or more, only 2% of the stocks were this cheap in relation to book value. A further 51% of the portfolio was invested in 45 stocks at a weighted average of 10.4 times actual or estimated earnings. Using the same Bloomberg database, only 10% of the companies are this cheap. Approximately 16% of the American Value Fund's portfolio is invested in stocks that do not fall clearly into either of the above categories, but are selling at discounts to private market value, or at discounts to the value of certain hidden assets such as land or cable television franchises, etc. This category also includes companies that are historically depressed in price but where the insiders, officers and directors are buying shares. The remaining 7% of the portfolio consists of cash and cash equivalents.

    In the Tweedy, Browne Global Value Fund, 38% of the assets were invested in 140 stocks selling at a weighted average of 67% of book value. Of the 7,897 stocks with a market capitalization of $100 million or more in the Worldscope global database, less than 4% were selling this cheaply in relation to book value. Approximately 41% of the portfolio was invested in 66 stocks selling at a weighted average of 10 times actual or estimated earnings. Only 14% of the stocks in the same Worldscope database were selling for 10 times earnings or less. A further 14% of the Global Value Fund's assets were invested in stocks selling at a discount to private market value or a discount to the value of "hidden" assets. The remaining 7% was invested in cash and cash equivalents.

    Morningstar, in its reports on our two Funds, shows an overall higher price/earnings ratio and price-to-book value ratio because they make this calculation for each Fund's entire portfolio. Their calculation is accurate. However, in calculating valuation characteristics for our Funds, we segment each portfolio into two categories: (i) stocks that are purchased at discounts to book value, and (ii) stocks that are purchased at low price/earnings ratios. Some stocks selling at a steep discount to book value have depressed earnings, which results in a much higher price/earnings ratio than may be expected when earnings recover. Conversely, certain low P/E stocks may be selling at a premium to book value. Our price/book value ratios and our price/ earnings ratios are less than the indices. As of September 30, the Morgan Stanley Capital International EAFE index was selling at 2.25 times book value and 25.8 times earnings. The MSCI USA index was selling at 3.3 times book value and 18.7 times earnings. Despite reasonably robust stock markets, we have been able to keep our portfolio characteristics at what we believe are the extreme frontiers of value.

                               Sincerely,

                               Christopher H. Browne
                               William H. Browne
                               John D. Spears

                               General Partners
                               Tweedy, Browne Company L.P.
                               Investment Adviser to the Fund

October 15, 1996

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Portfolio of Investments
-------------------------------------------------------------------------------

September 30, 1996 (Unaudited)
                               [LOGO]

                                                                    MARKET
                                                                    VALUE
     SHARES                                                        (NOTE 1)
     ------                                                        --------
                  COMMON STOCKS--89.2%
                  AUSTRALIA--0.0%++
          96,353  Carillon Development Ltd. ..................  $      127,765
                                                                --------------
                  AUSTRIA--0.2%
          48,700  Bau Holding AG  ............................       2,715,883
                                                                --------------
                  BELGIUM--0.8%
             788  Belvuco NV  ................................         182,463
             592  Fabrique de Fer de Charleroi ...............       1,135,420
           1,747  Glaces de Charleroi ........................       3,542,343
             736  Henex SA ...................................       1,089,720
           1,969  Spadel SA ..................................       2,401,754
           3,152  Uco Textiles SA ............................         255,648
                                                                --------------
                                                                     8,607,348
                                                                --------------
                  CANADA--2.6%
         196,891  BRL Enterprises Inc.+ ......................         586,893
         166,500  Corby Distilleries Ltd., Class A ...........       5,317,536
         104,600  Corby Distilleries Ltd., Class B ...........       3,029,602
          42,900  E.L. Financial Corporation Ltd. ............       4,031,570
         393,000  Kaufel Group NV, Class B ...................         908,887
         260,700  Melcor Developments Ltd. ...................       2,201,131
       1,210,500  National Bank of Canada, Toronto ...........      10,886,990
         181,400  Shirmax Fashions ...........................         246,386
         785,883  Westfield Minerals Ltd.+ ...................         859,708
                                                                --------------
                                                                    28,068,703
                                                                --------------
                  DENMARK--1.4%
          23,930  Gronlandsbanken ............................       1,061,976
           1,801  Hojgaard Holdings, Class A .................         204,425
          10,700  Nordvestbank ...............................         913,172
          13,000  Ove Arkil, Class B .........................       1,136,088
         235,571  Spar Nord Holding A/S ......................       7,398,410
         124,698  Syd-Sonderjylland Holdings+ ................       3,980,154
                                                                --------------
                                                                    14,694,225
                                                                --------------
                  FINLAND--4.1%
           6,000  Atria OY ...................................          60,378
         216,314  Huhtamaki Group, Class I ...................       8,139,221
           3,200  Huhtamaki Group, Class K ...................         116,556
         794,900  Kesko Ord ..................................      12,868,087
         221,055  Kone Corporation, Class B ..................      22,738,025
          55,050  Wemer Soderstrom, Class B ..................       1,228,365
                                                                --------------
                                                                    45,150,632
                                                                --------------
                  FRANCE--8.0%
          35,674  Banque Nationale de Paris ..................       1,350,854
             904  Bongrain SA ................................         411,617
          24,763  Centenaire-Blanzy SA .......................       1,680,269
           5,229  Christian Dior, SA .........................         611,425
          71,019  Compagnie Financiere de Paribas ............       4,564,574
         226,987  Compagnie Financiere de Suez ...............       9,047,841
          57,700  Compagnie Lebon SA .........................       1,921,285
             737  Docks Lyonnais .............................          22,543
         132,992  Dollfus Mieg & Cie .........................       3,733,199
          29,677  Eurafrance SA ..............................      11,789,218
           1,150  Fiat France SA .............................          31,947
          15,860  Fin Marc de Lacharriere SA .................       1,440,004
          60,931  Fonciere Financiere Et de Participation+ ...       2,052,462
           9,908  France SA ..................................       2,579,859
             109  Gantois ....................................          21,819
           2,022  Idianova SA+ ...............................          30,141
          52,218  Klepierre ..................................       6,439,428
          32,546  La Concorde+ ...............................       5,355,551
           5,229  LVMH Moet Hennessey ........................       1,134,781
          44,973  Marine-Wendel ..............................       3,769,879
          21,145  Mecelec SA .................................         323,387
           3,347  Monneret Jouets+ ...........................          49,698
           2,209  Nordon Et Cie ..............................         141,550
          28,354  NSC Groupe .................................       3,699,660
          38,018  Paluel Marmont SA ..........................       1,773,756
           9,073  Paris Orleans ..............................         439,115
          85,300  Peugeot SA .................................       9,396,128
           2,232  Precia .....................................          61,920
          11,136  Rallye+ ....................................         413,922
          49,464  Salins du Midi, Series A ...................       4,289,976
          13,082  Sediver ....................................         355,573
          61,500  Siparex ....................................       1,119,156
         161,562  Vallourec+ .................................       7,565,937
                                                                --------------
                                                                    87,618,474
                                                                --------------
                  GERMANY--1.5%
          15,018  Axel Springer Verlag, Class A ..............       8,852,053
          12,284  Kaufring AG ................................         707,965
           4,136  Linder Holding .............................         739,761
          33,843  Sinn AG ....................................       6,316,887
           3,755  Tiag Tabbert-Industrie AG ..................         275,434
                                                                --------------
                                                                    16,892,100
                                                                --------------
                  HONG KONG--1.5%
       2,662,500  Jardine Strategic Holdings Ltd.+ ...........       8,466,750
       2,067,953  Semi-Tech (Global) Ltd. ....................       3,422,966
       8,891,000  Sing Tao Holdings ..........................       3,966,630
                                                                --------------
                                                                    15,856,346
                                                                --------------
                  ITALY--6.3%
       1,975,000  Arnoldo Mondadori Editore SPA ..............      14,327,097
       2,750,400  Banca Toscana+ .............................       4,992,520
         632,850  Banco di Sardegna Risp+ ....................       3,697,597
         345,500  Bassetti SPA ...............................       1,111,407
       1,637,730  Cartiere Burgo Ord .........................       7,956,148
         187,000  Cementerie di Augusta+ .....................         306,910
         323,000  Cementerie di Barletta Ord .................       1,145,052
         820,500  Cementerie di Sardegna SPA .................       2,154,604
         465,000  Cementerie Siciliane SPA ...................       1,434,761
         125,000  Ericsson Italia ............................       1,485,311
         357,500  Falck Ord+ .................................       1,502,052
         642,920  Franco Tosi SPA ............................       3,946,366
         566,750  IMI SPA ....................................       4,814,538
         113,000  Industrie Zignago ..........................         604,595
       1,204,000  Maffei SPA .................................       1,817,955
       3,254,700  Magneti Marelli SPA ........................       3,824,660
         136,000  Marangoni SPA ..............................         516,947
       2,497,800  Merloni ....................................       4,509,404
       2,711,500  Tecnost SPA ................................       5,162,219
       1,825,000  Vianini Industria SPA ......................       1,120,220
         493,000  Zucchi .....................................       2,168,456
                                                                --------------
                                                                    68,598,819
                                                                --------------
                  JAPAN--16.3%
          17,000  Agro-Kanesho Company Ltd. ..................         268,052
         496,000  Aichi Electric Manufacturing ...............       2,510,661
         611,000  Amada Sonoike Company Ltd. .................       3,694,902
         412,000  Chofu Seisakusho Company ...................       9,707,579
         178,000  Chubu Steel Plate Company Ltd. .............       1,028,579
          39,000  Daidoh Ltd. ................................         302,231
         819,000  Daiichi Cement Company Ltd. ................       3,962,193
          26,000  Denkyosha ..................................         232,933
       1,765,000  Dowa Fire & Marine Insurance Company .......       9,076,420
         502,000  Fuji Coca-Cola Bottling Company ............       5,936,571
         618,000  Fuji Photo Film Ltd. .......................      18,769,217
         237,000  Fujicco Company Ltd. .......................       3,397,241
          56,000  Gakken Company Ltd. ........................         406,379
         154,000  Hitachi Medical Corporation ................       2,469,629
         322,000  Kawagishi Bridge Works .....................       2,426,106
           3,000  Kinki Coca-Cola Bottling Company ...........          41,122
         675,000  Koa Fire & Marine Insurance Company ........       4,239,160
         106,000  Koito Manufacturing ........................         787,260
         234,000  Kokura Enterprises Company .................       3,018,814
         257,000  Koyosha Inc.+ ..............................       1,611,718
         669,000  Matsushita Electric Industrial Company .....      11,207,938
           3,000  Morito .....................................          32,790
         870,000  Nichimo Co. Ltd.+ ..........................       3,538,613
         390,000  Nippon Cable System ........................       3,983,157
         968,000  Nissan Fire & Marine Insurance Company .....       6,547,572
         657,000  Nisshinbo Industries .......................       6,003,763
         409,000  Nittetsu Mining ............................       3,847,429
         149,000  Nitto FC Co. ...............................       1,468,375
         344,000  Oak ........................................       2,342,233
         119,000  Osaka Securities Finance ...................         650,331
         299,000  Riken Vitamin ..............................       4,312,758
         250,000  Sangetsu Company Ltd. ......................       5,800,932
         378,000  Sankyo Company Ltd. ........................       9,651,496
         395,800  Shikoku Coca-Cola Bottling .................       5,141,641
          61,000  Shin Nikkei Company Ltd. ...................         390,745
         241,000  SK Kaken Co., Ltd. .........................       5,700,054
         163,000  Sonton Food Industry .......................       2,161,261
         194,000  Sotoh Company Ltd. .........................       2,103,028
         183,000  Taisei Fire & Marine Insurance Company .....         982,055
         630,000  Takeda Chemical Industries .................      11,514,066
         367,000  Takigami Steel Construction ................       3,255,062
         162,000  Teikoku Hormone Manufacturing Company ......       2,177,029
         108,000  Torii Company Ltd. .........................       1,141,731
         408,000  Torishima Pump Manufacturing ...............       3,399,391
          11,000  Totech Corporation .........................          94,705
         478,000  Toyo Technical Company Ltd. ................       4,924,745
          94,000  U-Shin .....................................         772,245
          40,000  Zojirushi ..................................         451,532
                                                                --------------
                                                                   177,483,444
                                                                --------------
                  NETHERLANDS--5.6%
          87,100  Akzo NV Ord ................................      10,546,173
         110,812  Heineken Holdings NV, Class A ..............      18,126,874
         207,100  Unilever NV CVA ............................      32,656,728
                                                                --------------
                                                                    61,329,775
                                                                --------------
                  NEW ZEALAND--1.2%
       3,388,000  Independent Newspaper ......................      13,357,670
                                                                --------------
                  NORWAY--1.1%
          20,000  Nycomed ASA, ADR, Class B ..................         237,500
         423,000  Nycomed, Class A ...........................       5,039,585
         461,800  Nycomed, Class B ...........................       5,395,357
          96,300  Schibsted ..................................       1,406,380
                                                                --------------
                                                                    12,078,822
                                                                --------------
                  SINGAPORE--0.8%
       2,200,500  Robinson and Company Ord ...................       9,219,536
                                                                --------------
                  SPAIN--2.8%
         265,997  Argentaria .................................      11,014,197
         125,927  Banco de Valencia, Registered ..............       1,999,464
          10,227  Banco Pastor SA ............................         604,960
       1,211,471  Corporacion Financiera Reunida .............       3,196,518
         150,097  Fabrica Auto Renault de Espana .............       2,979,042
         381,818  Fosforera ..................................       1,188,724
         199,014  Grupo Anaya SA .............................       3,702,082
          31,208  Indo Internacional SA ......................       1,020,187
          47,943  Omsa .......................................         172,584
          80,898  Prim SA+ ...................................         283,344
          45,068  Roberto Zubiri+ ............................         126,280
         244,796  Unipapel SA ................................       4,077,393
                                                                --------------
                                                                    30,364,775
                                                                --------------
                  SWEDEN--1.6%
         711,350  Atle AB ....................................       6,275,198
         124,085  BRIO AB, Class B ...........................         972,996
         269,000  Forsheda AB, Class B .......................       6,571,364
          80,600  Invik & Company AB, Class A ................       2,479,439
          19,179  Kinnevik Investment AB, Class B ............         500,334
          55,200  Nolato AB, Class B .........................         578,512
                                                                --------------
                                                                    17,377,843
                                                                --------------
                  SWITZERLAND--14.5%
           9,890  Attisholz Holding AG+ ......................       4,136,757
              33  Bank of International Settlements America ..         297,096
           6,200  Ciba-Geigy AG, Bearer ......................       7,888,619
           9,375  Ciba-Geigy AG, Registered ..................      11,980,640
           2,385  Daetwyler Holding, Bearer ..................       3,857,348
          23,610  Danzas Holding AG PC .......................       4,533,331
           8,061  Danzas Holding AG, Registered ..............       8,413,265
          73,702  Edipresse SA, Bearer .......................      15,267,115
           8,025  Edipresse SA, Registered ...................         342,061
           2,171  Golay Buchel Holding, Bearer ...............       1,262,662
             300  Industrie Holding, Cham Registered .........         164,921
          13,340  Liechtenstein Global Trust .................       6,058,080
          28,627  Loeb Holding PC ............................       4,515,911
          26,045  Magazine Zum Globus PC .....................      13,176,573
           5,000  Magazine Zum Globus, Registered ............       2,836,314
           1,225  Metallwaren Holding ........................         761,264
          27,439  Nestle SA, Registered ......................      30,561,863
             200  Sandoz AG ..................................         239,971
             670  Sarna Kunsstoff Holding AG, Registered .....         635,223
                  SWITZERLAND--(CONTINUED)
          11,003  Sig Schweiz Industrie, Registered ..........      12,886,436
          16,235  Swissair AG, Registered+ ...................      13,335,685
          20,130  Swisslog Holding AG ........................       5,372,704
           3,050  Vetropack Holding AG PC ....................         687,687
           8,755  Zehnder Holding, Bearer ....................       3,431,829
          11,224  Zschokke Holding AG, Registered+ ...........       3,040,402
           4,836  Zuercher Ziegeleien ........................       2,966,753
                                                                --------------
                                                                   158,650,510
                                                                --------------
                  UNITED KINGDOM--3.8%
      15,610,000  Bardon Group ...............................       8,429,847
       1,408,668  Dyson (J&J) PLC, Class A, Non-voting .......       2,216,014
         803,000  Folkes Group PLC ...........................         754,162
         188,300  Glaxo Wellcome PLC UNITS, ADR ..............       5,860,838
         760,500  Higgs & Hill PLC ...........................         916,616
         515,000  Intercare Group PLC ........................         548,168
         350,000  Johnston Group PLC .........................       2,547,526
       2,831,333  McAlpine (Alfred) PLC ......................       6,647,830
         400,000  Partridge Fine Art Ord .....................         510,288
       1,436,739  Proudfoot Alexander ........................         517,254
         184,600  SmithKline Beecham, PLC Units, ADR .........      11,237,525
         600,000  Union PLC ..................................       1,028,402
                                                                --------------
                                                                    41,214,470
                                                                --------------
                  UNITED STATES--15.1%
         221,000  American Express Company ...................      10,221,250
          75,700  American National Insurance Company ........       5,147,600
         298,000  BanPonce Corporation, New ..................       8,046,000
         257,400  Chase Manhattan Corporation ................      20,624,175
          68,000  Coca-Cola Bottling Company .................       2,584,000
         232,200  Comerica, Inc. .............................      11,958,300
          47,300  Digital Equipment Corporation+ .............       1,690,975
          35,000  Federal Home Loan Mortgage Corporation .....       3,425,625
         240,000  Fingerhut Companies, Inc. ..................       3,180,000
         205,616  First Chicago Corporation ..................       9,304,124
          31,590  Great Atlantic & Pacific Tea Company .......         817,391
         193,100  Hasbro Inc. ................................       7,168,838
          98,063  Horizon/CMS Healthcare Corportation ........       1,176,756
          65,700  Household International Inc. ...............       5,403,825
          15,000  Kindercare Learning Centers, Inc.+ .........         240,000
         125,000  K mart Stores ..............................       1,281,250
         505,400  Lehman Brothers Holdings Inc. ..............      12,887,700
          48,750  Mercantile Bancorporation, Inc. ............       2,535,000
          73,200  Philip Morris Companies Inc. ...............       6,569,700
         460,000  PNC Bank Corporation .......................      15,352,500
         169,000  Ryland Group Inc. ..........................       2,513,875
         253,200  Salomon Inc. ...............................      11,552,250
         185,000  Sun Healthcare Group Inc.+ .................       2,405,000
         160,000  Syms Corporation ...........................       1,320,000
         196,400  Transatlantic Holdings Inc. ................      13,355,200
          20,000  Tremont Corporation ........................         682,500
          12,500  Wells Fargo & Company ......................       3,250,000
                                                                --------------
                                                                   164,693,834
                                                                --------------
                  TOTAL COMMON STOCKS
                  (COST $851,338,676) ........................     974,100,974
                                                                --------------
                  PREFERRED STOCK--0.8% (COST $9,341,219)
          68,598  Villeroy & Boch AG, Preferred ..............       8,311,369
                                                                --------------
                  COMMON STOCK WARRANTS--0.0%++
         105,920  Franco Tosi, Strike 20,000, Expires
                  11/30/97+ ..................................           6,814
           9,073  Paris Orleans, Strike 330, Expires 4/30/98+           21,078
                                                                --------------
                  TOTAL COMMON STOCK WARRANTS
                  (COST $51,141) .............................          27,892
                                                                --------------
      FACE
     VALUE
     -----

                  CONVERTIBLE CORPORATE BONDS--0.0%++
ESP   29,870,000  Grupo Anaya SA, Convertible Bond, 7.000% due
                  3/18/98 ....................................         225,244
JPY    9,000,000  Shikoku Coca-Cola Bottling, Convertible
                  Bond, 2.400% due 3/29/02 ...................          89,984
                                                                --------------
                  TOTAL CONVERTIBLE CORPORATE BONDS
                  (COST $321,519) ............................         315,228
                                                                --------------
                  COMMERCIAL PAPER--7.2%
$     39,913,000  General Electric Capital Corporation, 5.800%
                  due 10/1/96 ................................      39,913,000
      38,700,000  Prudential Securities, 5.750% due 10/1/96 ..      38,700,000
                                                                --------------
                  TOTAL COMMERCIAL PAPER
                  (COST $78,613,000) .........................      78,613,000
                                                                --------------
                  U.S. TREASURY BILLS--0.4%
         600,000  5.760%** due 5/29/97 .......................         578,200
       2,000,000  5.840%** due 7/24/97 .......................       1,909,227
       1,000,000  5.600%** due 8/21/97 .......................         952,300
       1,500,000  5.840%** due 9/18/97 .......................       1,419,040
                                                                --------------
                  TOTAL U.S. TREASURY BILLS
                  (COST $4,858,767) ..........................       4,858,767
                                                                --------------
TOTAL INVESTMENTS (COST $944,524,322*) ...............   97.6%   1,066,227,230
OTHER ASSETS AND LIABILITIES (NET) ...................    2.4       25,784,420
                                                        -----   --------------
NET ASSETS ...........................................  100.0%  $1,092,011,650
                                                        =====   ==============
----------
 * Aggregate cost for Federal tax purposes.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR--American Depository Receipt
ESP--Spanish Peseta
JPY--Japanese Yen

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
Portfolio of Investments
------------------------------------------------------------------------------

September 30, 1996 (Unaudited)

                                                                    MARKET
                                            PERCENTAGE OF           VALUE
                SECTOR DIVERSIFICATION        NET ASSETS           (NOTE 1)
                ----------------------      -------------          --------
COMMON STOCKS:
Banking .................................        11.7%          $  127,566,578
Food and Beverages ......................         9.6              104,344,397
Pharmaceuticals .........................         6.5               71,222,624
Financial Services ......................         6.5               70,728,806
Printing and Publishing .................         5.8               62,855,832
Retail ..................................         5.1               56,024,300
Machinery ...............................         4.1               44,311,040
Holdings ................................         4.0               43,489,595
Insurance ...............................         3.5               37,959,787
Engineering and Construction ............         3.3               35,743,005
Consumer Durables .......................         3.2               35,247,823
Consumer Non-Durables ...................         3.0               32,656,728
Manufacturing ...........................         2.6               28,918,114
Transportation ..........................         2.4               26,282,281
Mining and Metal Fabrication ............         2.1               22,514,426
Textiles ................................         2.1               22,423,469
Chemicals ...............................         2.0               22,272,630
Autos ...................................         1.9               21,245,681
Forest Products .........................         1.5               16,461,499
Electronics .............................         1.3               14,408,167
Real Estate .............................         1.2               12,613,782
Building Materials ......................         0.9               10,123,740
Leisure .................................         0.8                8,191,532
Wholesale ...............................         0.5                5,833,722
Commercial Services .....................         0.5                5,164,745
Health Care .............................         0.4                4,666,572
Other ...................................         2.7               30,830,099
                                                -----           --------------
TOTAL COMMON STOCKS .....................        89.2              974,100,974
                                                -----           --------------
PREFERRED STOCK .........................         0.8                8,311,369
COMMON STOCK WARRANTS ...................         0.0++                 27,892
CONVERTIBLE CORPORATE BONDS .............         0.0++                315,228
COMMERCIAL PAPER ........................         7.2               78,613,000
U.S. TREASURY BILLS .....................         0.4                4,858,767
OTHER ASSETS AND LIABILITIES (NET) ......         2.4               25,784,420
                                                -----           --------------
NET ASSETS ..............................       100.0%          $1,092,011,650
                                                =====           ==============

----------
++ Amount represents less than 0.1% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
Schedule of Forward Exchange Contracts
------------------------------------------------------------------------------

September 30, 1996 (Unaudited)

                                                    CONTRACT      MARKET
                                                     VALUE         VALUE
  CONTRACTS                                           DATE       (NOTE 1)
  ---------                                         --------     --------

FORWARD EXCHANGE CONTRACTS TO BUY
     7,411,500  Austrian Schilling ..............   10/31/96   $     691,381
    16,900,000  Finnish Markka ..................   10/31/96       3,704,473
     2,128,806  French Franc ....................   10/31/96         412,862
       689,800  German Mark .....................   10/31/96         452,735
     2,224,960  German Mark .....................   11/15/96       1,461,706
     3,242,540  German Mark .....................   11/29/96       2,132,029
       281,320  German Mark .....................    1/16/97         185,623
     2,119,350  German Mark .....................    1/31/97       1,399,917
     1,451,500  German Mark .....................    2/14/97         959,747
    30,730,912  Italian Lira ....................    10/2/96          20,174
   549,305,912  Italian Lira ....................    10/4/96         360,589
    36,627,768  Japanese Yen ....................    10/1/96         328,147
    33,143,272  Japanese Yen ....................    10/2/96         296,936
     9,201,736  Japanese Yen ....................    10/3/96          82,443
     1,563,000  Netherlands Guilder .............   10/15/96         913,480
     4,633,800  Netherlands Guilder .............   10/31/96       2,711,656
    10,161,775  Netherlands Guilder .............   11/15/96       5,952,929
     8,819,440  Netherlands Guilder .............   11/29/96       5,171,479
     2,497,800  Norwegian Krone .................   11/15/96         384,305
   129,279,010  Spanish Peseta ..................    10/1/96       1,006,219
     3,737,863  Spanish Peseta ..................    10/7/96          29,089
   190,200,000  Spanish Peseta ..................   10/15/96       1,479,259
     4,758,600  Swedish Krona ...................   10/31/96         717,823
    20,143,500  Swedish Krona ...................   11/29/96       3,022,848
     6,803,000  Swedish Krona ...................   12/16/96       1,024,024
     4,445,415  Swedish Krona ...................    1/16/97         671,906
    13,514,600  Swedish Krona ...................    1/31/97       2,043,465
        59,206  Swiss Franc .....................    10/2/96          47,172
        98,784  Swiss Franc .....................    10/3/96          78,707
                                                               -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $38,158,849) ...................              $  37,743,123
                                                               =============
FORWARD EXCHANGE CONTRACTS TO SELL
    14,610,000  Austrian Schilling ..............   10/31/96   $  (1,362,892)
     7,908,800  Austrian Schilling ..............   11/15/96        (738,416)
     2,979,000  Austrian Schilling ..............    1/16/97        (279,215)
     4,989,950  Austrian Schilling ..............    1/31/97        (468,153)
     7,093,030  Austrian Schilling ..............    2/28/97        (666,689)
     5,075,500  Austrian Schilling ..............    8/15/97        (482,862)
    17,268,000  Belgian Franc ...................   11/15/96        (550,990)
    28,900,000  Belgian Franc ...................   11/29/96        (922,925)
    11,564,000  Belgian Franc ...................    1/16/97        (370,611)
    24,709,500  Belgian Franc ...................    1/31/97        (792,757)
    23,882,400  Belgian Franc ...................    2/14/97        (766,991)
    29,630,000  Belgian Franc ...................    2/28/97        (952,538)
    23,795,200  Belgian Franc ...................    3/26/97        (766,406)
    30,845,000  Belgian Franc ...................    4/30/97        (996,065)
    40,261,000  Belgian Franc ...................    5/30/97      (1,303,094)
    30,670,000  Belgian Franc ...................    6/16/97        (993,966)
     1,077,200  Canadian Dollar .................   10/15/96        (791,345)
     1,935,780  Canadian Dollar .................   10/31/96      (1,423,046)
     1,428,315  Canadian Dollar .................   11/15/96      (1,050,674)
     3,406,250  Canadian Dollar .................   11/29/96      (2,507,204)
       956,690  Canadian Dollar .................    1/16/97        (705,794)
       342,375  Canadian Dollar .................    1/31/97        (252,745)
       688,250  Canadian Dollar .................    2/14/97        (508,370)
     1,108,880  Canadian Dollar .................    2/28/97        (819,532)
     9,553,600  Canadian Dollar .................    4/30/97      (7,077,501)
     4,077,600  Canadian Dollar .................    5/15/97      (3,022,444)
     1,707,125  Canadian Dollar .................    5/30/97      (1,266,060)
     2,032,650  Canadian Dollar .................    6/16/97      (1,508,388)
     6,805,000  Canadian Dollar .................    7/15/97      (5,054,902)
     1,351,300  Canadian Dollar .................    8/15/97      (1,004,808)
     1,350,000  Canadian Dollar .................    9/15/97      (1,004,828)
    38,493,700  Danish Kroner ...................   11/15/96      (6,585,832)
    12,175,900  Danish Kroner ...................   11/29/96      (2,084,486)
     4,144,125  Danish Kroner ...................    1/16/97        (711,319)
    16,575,000  Danish Kroner ...................    1/31/97      (2,847,255)
    15,926,400  Danish Kroner ...................    2/14/97      (2,737,850)
     5,589,610  Finnish Markka ..................   10/15/96      (1,223,725)
    16,900,000  Finnish Markka ..................   10/31/96      (3,704,473)
     7,655,580  Finnish Markka ..................   11/15/96      (1,679,751)
    12,640,500  Finnish Markka ..................   11/29/96      (2,776,088)
    17,228,000  Finnish Markka ..................   12/16/96      (3,788,310)
     2,146,500  Finnish Markka ..................    1/16/97        (473,037)
    12,201,300  Finnish Markka ..................    2/14/97      (2,694,016)
    25,075,050  Finnish Markka ..................    2/28/97      (5,541,563)
    18,227,200  Finnish Markka ..................    3/14/97      (4,031,847)
    15,615,060  Finnish Markka ..................    4/15/97      (3,461,325)
     6,996,000  Finnish Markka ..................    4/29/97      (1,552,233)
    17,779,440  Finnish Markka ..................    5/30/97      (3,953,034)
     6,808,500  Finnish Markka ..................    6/16/97      (1,515,517)
     8,749,800  Finnish Markka ..................    7/15/97      (1,951,500)
     8,795,600  Finnish Markka ..................    7/31/97      (1,963,891)
    21,997,500  Finnish Markka ..................    8/15/97      (4,916,744)
     8,923,000  Finnish Markka ..................    8/29/97      (1,996,360)
    12,442,500  French Franc ....................   10/15/96      (2,410,760)
     4,903,000  French Franc ....................   10/31/96        (950,891)
    14,725,200  French Franc ....................   11/15/96      (2,858,103)
     5,889,360  French Franc ....................   11/29/96      (1,143,909)
    48,807,000  French Franc ....................    1/16/97      (9,507,534)
    10,080,000  French Franc ....................    2/14/97      (1,966,729)
     7,515,900  French Franc ....................    2/28/97      (1,467,567)
    34,933,500  French Franc ....................    3/14/97      (6,826,368)
     6,508,190  French Franc ....................    3/26/97      (1,272,591)
     5,089,800  French Franc ....................    4/15/97        (996,410)
    15,351,000  French Franc ....................    4/30/97      (3,007,909)
     5,111,700  French Franc ....................    5/15/97      (1,002,506)
     5,137,000  French Franc ....................    5/30/97      (1,008,388)
    20,302,000  French Franc ....................    6/16/97      (3,989,421)
    44,524,500  French Franc ....................    7/15/97      (8,765,036)
     9,991,000  French Franc ....................    7/31/97      (1,968,799)
    22,421,250  French Franc ....................    8/15/97      (4,422,484)
    20,203,200  French Franc ....................    8/29/97      (3,988,557)
   151,680,000  French Franc ....................    9/15/97     (29,977,843)
       689,800  German Mark .....................   10/31/96        (452,735)
     2,224,960  German Mark .....................   11/15/96      (1,461,707)
     3,242,540  German Mark .....................   11/29/96      (2,132,030)
       281,320  German Mark .....................    1/16/97        (185,623)
     2,119,350  German Mark .....................    1/31/97      (1,399,917)
     1,451,500  German Mark .....................    2/14/97        (959,747)
     4,335,600  German Mark .....................    3/14/97      (2,872,630)
     2,606,760  German Mark .....................    3/26/97      (1,728,692)
     8,180,300  German Mark .....................    4/15/97      (5,432,884)
     1,342,800  German Mark .....................    4/30/97        (892,810)
     3,016,000  German Mark .....................    5/15/97      (2,007,563)
     2,112,040  German Mark .....................    5/30/97      (1,407,451)
     1,192,960  German Mark .....................    6/16/97        (796,015)
     5,778,000  German Mark .....................    7/31/97      (3,868,506)
     5,766,400  German Mark .....................    8/15/97      (3,865,092)
     1,468,500  German Mark .....................    8/29/97        (985,343)
       897,148  Great Britain Pound Sterling ....   10/15/96      (1,404,047)
     1,597,852  Great Britain Pound Sterling ....   10/31/96      (2,500,094)
     1,964,637  Great Britain Pound Sterling ....   12/16/96      (3,073,149)
       453,838  Great Britain Pound Sterling ....    1/16/97        (709,842)
     2,648,831  Great Britain Pound Sterling ....    3/26/97      (4,142,125)
     1,647,757  Great Britain Pound Sterling ....    4/15/97      (2,576,480)
     1,993,620  Great Britain Pound Sterling ....    4/30/97      (3,117,073)
     1,330,495  Great Britain Pound Sterling ....    5/15/97      (2,080,127)
       648,004  Great Britain Pound Sterling ....    6/16/97      (1,012,972)
     6,137,160  Great Britain Pound Sterling ....    7/31/97      (9,591,380)
       641,643  Great Britain Pound Sterling ....    8/15/97      (1,002,692)
       642,880  Great Britain Pound Sterling ....    9/15/97      (1,004,434)
    10,832,500  Hong Kong Dollar ................   10/15/96      (1,400,800)
    11,619,000  Hong Kong Dollar ................   12/27/96      (1,502,344)
   100,687,600  Hong Kong Dollar ................    6/16/97     (13,010,517)
   262,061,450  Italian Lira ....................    10/2/96        (172,039)
21,761,350,000  Italian Lira ....................   10/15/96     (14,268,752)
 8,370,000,000  Italian Lira ....................   10/31/96      (5,480,767)
 4,008,480,000  Italian Lira ....................   11/29/96      (2,620,264)
 5,800,200,000  Italian Lira ....................    1/16/97      (3,780,011)
   907,775,000  Italian Lira ....................    1/31/97        (591,111)
 7,488,000,000  Italian Lira ....................    2/14/97      (4,872,362)
 1,661,620,000  Italian Lira ....................    2/28/97      (1,080,452)
 6,459,400,000  Italian Lira ....................    3/14/97      (4,197,429)
 4,432,320,000  Italian Lira ....................    4/15/97      (2,876,306)
 7,180,150,000  Italian Lira ....................    4/30/97      (4,656,825)
 7,966,500,000  Italian Lira ....................    5/30/97      (5,161,615)
   468,105,000  Italian Lira ....................    6/16/97        (303,142)
 4,658,600,000  Italian Lira ....................    7/15/97      (3,014,242)
 5,411,875,000  Italian Lira ....................    8/15/97      (3,498,447)
18,651,600,000  Italian Lira ....................    8/29/97     (12,052,667)
     2,612,128  Japanese Yen ....................    10/1/96         (23,402)
   331,835,000  Japanese Yen ....................   10/15/96      (2,979,402)
   867,600,000  Japanese Yen ....................   10/31/96      (7,810,135)
   579,960,000  Japanese Yen ....................   11/15/96      (5,231,180)
   587,491,000  Japanese Yen ....................   11/29/96      (5,307,894)
 1,457,850,000  Japanese Yen ....................   12/16/96     (13,209,278)
 1,385,020,000  Japanese Yen ....................    1/16/97     (12,611,465)
   279,244,000  Japanese Yen ....................    1/31/97      (2,548,116)
   354,025,000  Japanese Yen ....................    2/28/97      (3,243,109)
   405,480,000  Japanese Yen ....................    3/14/97      (3,721,564)
 1,838,833,750  Japanese Yen ....................    3/26/97     (16,904,382)
 1,595,877,500  Japanese Yen ....................    4/15/97     (14,713,022)
   555,747,500  Japanese Yen ....................    4/30/97      (5,134,819)
 1,654,040,000  Japanese Yen ....................    5/15/97     (15,315,758)
   725,200,000  Japanese Yen ....................    5/30/97      (6,729,686)
   313,020,000  Japanese Yen ....................    6/16/97      (2,911,918)
 2,625,250,000  Japanese Yen ....................    6/30/97     (24,471,478)
   411,680,000  Japanese Yen ....................    7/15/97      (3,845,933)
   823,640,000  Japanese Yen ....................    7/31/97      (7,712,516)
 1,031,700,000  Japanese Yen ....................    8/15/97      (9,682,015)
   837,440,000  Japanese Yen ....................    8/29/97      (7,875,110)
   421,120,000  Japanese Yen ....................    9/15/97      (3,970,004)
     2,841,450  Netherlands Guilder .............    10/1/96      (1,658,853)
     1,563,000  Netherlands Guilder .............   10/15/96        (913,480)
     4,633,800  Netherlands Guilder .............   10/31/96      (2,711,656)
    10,161,775  Netherlands Guilder .............   11/15/96      (5,952,929)
     8,819,440  Netherlands Guilder .............   11/29/96      (5,171,479)
     3,968,000  Netherlands Guilder .............   12/16/96      (2,329,979)
     4,722,900  Netherlands Guilder .............    1/16/97      (2,780,267)
    20,155,200  Netherlands Guilder .............    1/31/97     (11,879,010)
    11,356,100  Netherlands Guilder .............    2/14/97      (6,700,487)
     9,698,400  Netherlands Guilder .............    3/14/97      (5,735,281)
     6,669,800  Netherlands Guilder .............    4/15/97      (3,954,271)
     6,685,600  Netherlands Guilder .............    4/29/97      (3,967,920)
     4,180,000  Netherlands Guilder .............    5/15/97      (2,483,898)
     6,722,400  Netherlands Guilder .............    5/30/97      (3,999,284)
     1,625,800  Netherlands Guilder .............    7/31/97        (971,872)
    11,822,194  New Zealand Dollar ..............   12/16/96      (8,189,849)
     2,114,804  New Zealand Dollar ..............    3/26/97      (1,451,917)
     2,005,554  New Zealand Dollar ..............    5/15/97      (1,371,859)
     1,136,364  New Zealand Dollar ..............    6/16/97        (775,724)
     1,487,874  New Zealand Dollar ..............    7/31/97      (1,013,231)
     2,497,800  Norwegian Krone .................   11/15/96        (384,305)
    64,785,000  Norwegian Krone .................    6/16/97      (9,995,661)
       833,700  Singapore Dollar ................   10/15/96        (592,443)
     1,031,400  Singapore Dollar ................    2/28/97        (738,781)
     1,652,520  Singapore Dollar ................    4/30/97      (1,186,625)
     1,102,000  Singapore Dollar ................    5/30/97        (792,874)
     1,381,300  Singapore Dollar ................    6/16/97        (994,982)
     1,390,200  Singapore Dollar ................    7/31/97      (1,003,441)
     4,848,900  Singapore Dollar ................    8/15/97      (3,501,729)
   380,400,000  Spanish Peseta ..................   10/15/96      (2,958,519)
   190,005,000  Spanish Peseta ..................   10/31/96      (1,476,622)
    44,478,000  Spanish Peseta ..................   11/15/96        (345,458)
    37,944,000  Spanish Peseta ..................   11/29/96        (294,573)
   100,648,000  Spanish Peseta ..................    1/16/97        (780,363)
   386,850,000  Spanish Peseta ..................    2/14/97      (2,996,973)
   637,000,000  Spanish Peseta ..................    3/14/97      (4,931,508)
   747,365,000  Spanish Peseta ..................    3/26/97      (5,784,373)
   127,840,000  Spanish Peseta ..................    4/15/97        (989,026)
   130,050,000  Spanish Peseta ..................    4/30/97      (1,005,835)
   130,550,000  Spanish Peseta ..................    5/15/97      (1,009,436)
   524,800,000  Spanish Peseta ..................    5/30/97      (4,056,876)
   194,355,000  Spanish Peseta ..................    6/16/97      (1,502,065)
   127,490,000  Spanish Peseta ..................    7/15/97        (984,911)
   126,410,000  Spanish Peseta ..................    8/15/97        (976,199)
   259,040,000  Spanish Peseta ..................    9/15/97      (1,999,846)
     4,758,600  Swedish Krona ...................   10/31/96        (717,823)
    20,143,500  Swedish Krona ...................   11/29/96      (3,022,848)
     6,803,000  Swedish Krona ...................   12/16/96      (1,024,024)
     4,445,415  Swedish Krona ...................    1/16/97        (671,906)
    13,514,600  Swedish Krona ...................    1/31/97      (2,043,465)
    14,174,000  Swedish Krona ...................    2/14/97      (2,143,971)
    40,554,000  Swedish Krona ...................    3/14/97      (6,139,070)
    23,824,850  Swedish Krona ...................    4/30/97      (3,611,512)
    16,363,700  Swedish Krona ...................    5/15/97      (2,481,608)
     6,577,300  Swedish Krona ...................    8/15/97        (999,949)
     6,653,000  Swedish Krona ...................    8/29/97      (1,011,785)
       666,600  Swiss Franc .....................   10/15/96        (531,994)
     1,857,250  Swiss Franc .....................   10/31/96      (1,485,253)
    11,036,500  Swiss Franc .....................   11/15/96      (8,840,090)
     4,461,600  Swiss Franc .....................   11/29/96      (3,578,584)
     6,735,000  Swiss Franc .....................   12/16/96      (5,413,009)
    41,384,500  Swiss Franc .....................   12/27/96     (33,305,944)
       389,235  Swiss Franc .....................    1/16/97        (313,966)
     7,828,100  Swiss Franc .....................    1/31/97      (6,324,870)
    11,541,000  Swiss Franc .....................    2/28/97      (9,353,664)
    23,020,000  Swiss Franc .....................    2/28/97     (18,657,079)
     2,301,800  Swiss Franc .....................    3/26/97      (1,870,850)
     8,370,000  Swiss Franc .....................    4/15/97      (6,818,654)
     8,344,350  Swiss Franc .....................    4/30/97      (6,809,724)
    10,440,500  Swiss Franc .....................    5/15/97      (8,535,441)
    12,315,000  Swiss Franc .....................    5/30/97     (10,085,805)
     1,828,950  Swiss Franc .....................    6/16/97      (1,500,920)
     5,817,000  Swiss Franc .....................    7/31/97      (4,798,404)
     8,650,500  Swiss Franc .....................    8/15/97      (7,147,839)
     7,726,550  Swiss Franc .....................    8/29/97      (6,394,473)
                                                               -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $828,556,266) ..................              $(804,220,804)
                                                               =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
Statement of Assets and Liabilities
------------------------------------------------------------------------------

September 30, 1996 (Unaudited)

ASSETS
    Investments, at value (Cost $944,524,322) (Note 1)
        See accompanying schedule ..............               $1,066,227,230
    Cash and foreign currency (Cost $1,548,038)                     1,673,103
    Net unrealized appreciation of forward
      exchange contracts (Note 1) ..............                   23,919,736
    Receivable for investment securities sold ..                    3,244,929
    Dividends and interest receivable ..........                    2,747,259
    Receivable for Fund shares sold ............                    1,356,266
    Unamortized organization costs (Note 5) ....                       37,182
    Prepaid expense ............................                       22,788
                                                               --------------
        TOTAL ASSETS ...........................                1,099,228,493
                                                               --------------

LIABILITIES
    Payable for investment securities purchased    $5,547,367
    Investment advisory fee payable (Note 2) ...    1,103,780
    Custodian fees payable (Note 2) ............      152,000
    Administration fee payable (Note 2) ........      119,935
    Transfer agent fees payable (Note 2) .......       38,000
    Accrued Directors' fees and expenses
      (Note 2) .................................        3,333
    Accrued expenses and other payables ........      252,428
                                                    ---------
        TOTAL LIABILITIES ......................                    7,216,843
                                                               --------------
NET ASSETS .....................................               $1,092,011,650
                                                               ==============
NET ASSETS CONSIST OF
    Undistributed net investment income ........               $   21,757,584
    Accumulated net realized gain on securities,
      forward exchange contracts and foreign
      currencies ...............................                   30,531,648
    Net unrealized appreciation of securities,
      forward exchange contracts, foreign
      currencies and net other assets ..........                  145,749,012
    Par value ..................................                        7,411
    Paid-in capital in excess of par value .....                  893,965,995
                                                               --------------
        TOTAL NET ASSETS .......................               $1,092,011,650
                                                               ==============
NET ASSET VALUE, offering and redemption price per share
    ($1,092,011,650 / 74,105,025 shares of common stock
    outstanding) ...............................                       $14.74
                                                                       ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
Statement of Operations
------------------------------------------------------------------------------

For the Six Months Ended September 30, 1996 (Unaudited)

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $1,634,920) .  $13,580,535
    Interest (net of foreign withholding taxes of $100) ........    1,962,513
                                                                  -----------
        TOTAL INVESTMENT INCOME ................................   15,543,048
                                                                  -----------
EXPENSES
    Investment advisory fee (Note 2) ..............   $6,484,446
    Administration fee (Note 2) ...................      707,739
    Custodian fees (Note 2) .......................      470,394
    Transfer agent fees (Note 2) ..................      271,526
    Legal and audit fees ..........................       82,979
    Amortization of organization costs (Note 5) ...       11,174
    Directors' fees and expenses (Note 2) .........        4,173
    Other .........................................      257,066
                                                       ---------
        TOTAL EXPENSES .........................................    8,289,497
                                                                  -----------
NET INVESTMENT INCOME ..........................................    7,253,551
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
    Net realized gain (loss) on:
      Securities ...............................................   24,946,962
      Forward exchange contracts ...............................   25,466,510
      Foreign currencies .......................................     (379,209)
                                                                  -----------
    Net realized gain on investments during the period .........   50,034,263
                                                                  -----------

    Net change in unrealized appreciation (depreciation) of:
      Securities ...............................................  (23,445,655)
      Forward exchange contracts ...............................   (2,830,502)
      Foreign currencies and net other assets ..................      161,410
                                                                  -----------
    Net unrealized depreciation of investments during the period  (26,114,747)
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ................   23,919,516
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $31,173,067
                                                                  ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------------------------

                                                 SIX MONTHS
                                                    ENDED           YEAR
                                                   9/30/96          ENDED
                                                 (UNAUDITED)       3/31/96
                                              ----------------   ------------
Net investment income ......................   $    7,253,551    $  9,045,946
Net realized gain (loss) on securities,
  forward exchange contracts and foreign
  currencies during the period .............       50,034,263     (10,403,439)
Net unrealized appreciation (depreciation)
  of securities, forward exchange
  contracts, foreign currencies and
  net other assets during the period .......      (26,114,747)    184,687,996
                                               --------------    ------------
Net increase in net assets resulting from
  operations ...............................       31,173,067     184,330,503
DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income ......................         --            (3,341,225)
  Distributions to shareholders from net
    realized gain on investments ...........         --            (9,099,176)
Net increase in net assets from Fund share
  transactions (Note 4) ....................      109,927,617     123,986,313
                                               --------------    ------------
Net increase in net assets .................      141,100,684     295,876,415
NET ASSETS
Beginning of period ........................      950,910,966     655,034,551
                                               --------------    ------------

End of period (including undistributed net
  investment income of $21,757,584 and
  $14,504,033, respectively) ...............   $1,092,011,650    $950,910,966
                                               ==============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------

For a Fund share outstanding throughout each period.


                                   SIX MONTHS
                                      ENDED             YEAR             YEAR          PERIOD
                                     9/30/96            ENDED            ENDED          ENDED
                                   (UNAUDITED)         3/31/96(h)       3/31/95        3/31/94(a)(h)
                                    ----------         --------        --------        -------------
Net asset value, beginning of
  period ........................   $    14.28         $  11.52        $  12.26        $  10.00
                                    ----------         --------        --------        --------

Income from investment operations:
Net investment income (loss) ....         0.08             0.15            0.10           (0.00)(c)(f)
Net realized and unrealized
  gain (loss) on investments ....         0.38             2.81           (0.68)           2.26
                                    ----------         --------        --------        --------
    Total from investment
      operations ................         0.46             2.96           (0.58)           2.26
                                    ----------         --------        --------        --------
DISTRIBUTIONS:
  Distributions from net realized
    gains .......................     --                  (0.05)          (0.06)        --
  Distributions in excess of net
    realized gains ..............     --                  (0.15)          (0.10)        --
                                    ----------         --------        --------        --------
    Total distributions ......        --                  (0.20)          (0.16)        --
                                    ----------         --------        --------        --------
Net asset value, end of period...   $    14.74         $  14.28        $  11.52        $  12.26
                                    ==========         ========        ========        ========
Total return(d) .................         3.22%           25.88%          (4.74)%         22.60%
                                    ==========         ========        ========        ========
Ratios/Supplemental Data:
Net assets, end of period
  (in 000's) ....................   $1,092,012         $950,911        $655,035        $297,434
Ratio of operating expenses
  to average net assets ......,,,         1.60%(b)         1.60%           1.65%           1.73%(b)(e)
Ratio of net investment income
  (loss) to average net assets...         1.40%(b)         1.15%           1.08%         (0.00)%(b)(g)
Portfolio turnover rate .........           10%              17%             16%             14%
Average commission rate
  (per share of security)(i) ....    $  0.0226         $ 0.0206             N/A             N/A

----------

(a) The Fund commenced operations on June 15, 1993.
(b) Annualized.
(c) Net investment loss for a Fund share outstanding, before the waiver of fees by the investment adviser was
    $(0.01) for the 7.5-month period ended March 31, 1994.
(d) Total return represents aggregate total return for the periods indicated.
(e) Annualized expense ratio before the waiver of fees by the investment adviser was 1.83% for the 7.5-month period ended March 31, 1994.
(f) Amount represents less than $(0.01) per share.
(g) Amount represents less than (0.01)% per share.
(h) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(i) Average commission rate (per share of security) as required by amended disclosure requirements effective September
    1, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
-------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities that are traded primarily on a domestic exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the mean between the last ask price and the last bid price prior to the close of regular trading. Over-the-counter securities and securities listed or traded on certain foreign exchanges whose operations are similar to the United States ("U.S.") over-the-counter market are valued at the mean between the bid and ask prices. Portfolio securities that are traded primarily on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund currently enters into such contracts with Mellon Bank Corporation ("Mellon Bank") and Brown Brothers Harriman & Co.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders.
Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company L.P. ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $20.9 million of their own money invested in the Fund.

    The Company on behalf of the Fund has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. ("FDISG"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays FDISG an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund.

                                                FEES ON ASSETS
                                ----------------------------------------------
                                                   BETWEEN
                                    UP TO          $200 AND        EXCEEDING
                                 $200 MILLION    $500 MILLION    $500 MILLION
------------------------------------------------------------------------------
Administration Fees                 0.12%           0.10%           0.08%
------------------------------------------------------------------------------

                                                   BETWEEN
                                    UP TO           $50 AND       EXCEEDING
                                 $50 MILLION     $100 MILLION    $100 MILLION
------------------------------------------------------------------------------
Accounting Fees                     0.08%           0.06%           0.04%
------------------------------------------------------------------------------

    Under the terms of the Administration Agreement, the Company will pay for Fund Administration Services, a minimum fee of $40,000 per Fund per annum, not to be aggregated with fees for Fund Accounting Services. The Company will pay for Fund Accounting Services a minimum fee of $20,000 per Fund per annum, not to be aggregated with fees for Fund Administration Services.

    No officer, director or employee of Tweedy, Browne, FDISG or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each director who is not an officer, director or employee of Tweedy, Browne, FDISG or any of their affiliates $2,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Bank, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). Unified Advisers, Inc., serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

    For the six months ended September 30, 1996, the Fund incurred total brokerage commissions of $974,550.

3.  PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments for the six months ended September 30, 1996, aggregated $215,609,501 and $91,596,361, respectively.

    At September 30, 1996, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $166,085,364 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $44,382,456.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                    SIX MONTHS ENDED 9/30/96            YEAR ENDED 3/31/96
               --------------------------------------------------------------
                       SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------
Sold                15,178,664    $221,384,168    29,891,616    $381,433,296
Reinvested               --              --          854,225      11,062,218
Redeemed            (7,641,040)   (111,456,551)  (21,057,222)   (268,509,201)
-----------------------------------------------------------------------------
Net increase         7,537,624    $109,927,617     9,688,619    $123,986,313
-----------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

7.  LINE OF CREDIT

    The Fund and Mellon Bank, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lesser of $50 million or one-third of its net assets. Interest is payable at the bank's Money Market Rate plus 0.75% on an annualized basis. Under the Agreement, the Fund is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of not less than three to one. For the six months ended September 30, 1996, the Fund did not borrow under this Agreement. On October 1, 1996, the Agreement was amended to make the $50 million aggregate principal amount of the line of credit available to Tweedy, Browne American Value Fund. No other substantive changes to the Agreement were effected.

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Portfolio of Investments
-------------------------------------------------------------------------------
September 30, 1996 (Unaudited)

                            [logo]

                                                                     MARKET
                                                                     VALUE
   SHARES                                                           (NOTE 1)
   ------                                                           --------
               COMMON STOCKS--DOMESTIC--87.4%
               BANKING--17.4%
       55,000  BancFirst Corporation  ..........................  $  1,347,500
      306,560  BanPonce Corporation, New  ......................     8,277,120
       10,000  Cape Cod Bank & Trust Company  ..................       207,500
       86,507  Chase Manhattan Corporation  ....................     6,931,373
       78,900  Comerica, Inc.  .................................     4,063,350
        4,500  Community Financial Group--Bank of Nashville  ...        48,375
      111,410  First Chicago NBD Corporation  ..................     5,041,303
       20,400  First Mortgage Corporation+  ....................       104,550
       32,900  Mercantile Bancorporation, Inc.  ................     1,710,800
       25,000  Mid-America Bancorporation  .....................       418,750
        9,000  Peoples Bank Corporation of Indianapolis  .......       297,000
      223,700  PNC Bank Corporation  ...........................     7,465,987
       70,760  Salomon Inc.  ...................................     3,228,425
        4,300  Suffolk Bancorp  ................................       143,513
       18,125  Transworld Bancorp+  ............................       253,750
       10,600  Wells Fargo & Company  ..........................     2,756,000
                                                                  ------------
                                                                    42,295,296
                                                                  ------------
               FINANCIAL SERVICES--13.4%
      164,930  American Express Company  .......................     7,628,012
      101,370  Federal Home Loan Mortgage Corporation  .........     9,921,588
       46,800  Household International Inc.  ...................     3,849,300
       18,300  HPSC Inc.+  .....................................       118,950
      387,600  Jan Bell Marketing Inc.+  .......................       847,875
       20,100  Kent Financial Services Inc.+  ..................       152,006
      335,150  Lehman Brothers Holdings Inc.  ..................     8,546,325
       10,000  Letchworth Independent Bancshares Corporation  ..       292,500
        6,965  Norex American Inc.+  ...........................       186,314
        6,615  Stifel Financial Corporation  ...................        50,853
       23,100  Value Line Inc.  ................................       811,388
        1,604  Whitney Holding Corporation  ....................        52,531
                                                                  ------------
                                                                    32,457,642
                                                                  ------------
               INSURANCE--12.0%
       15,000  Allstate Financial Corporation+  ................        82,500
      115,000  American Annuity Group Inc.  ....................     1,538,125
       75,100  American Indemnity Financial Corporation  .......       769,775
      106,625  American National Insurance Company  ............     7,250,500
          600  Amwest Insurance Group Inc.  ....................         6,975
       20,600  Kansas City Life Insurance Company  .............     1,143,300
       20,900  Merchants Group Inc.  ...........................       386,650
       50,100  National Western Life Insurance Company+  .......     3,738,713
       30,500  Provident Companies Inc.  .......................     1,143,750
       13,000  RLI Corporation  ................................       338,000
       74,000  Security-Connecticut Corporation  ...............     2,321,750
      107,800  Transatlantic Holdings, Inc.  ...................     7,330,400
      106,700  USLIFE Corporation  .............................     3,201,000
                                                                  ------------
                                                                    29,251,438
                                                                  ------------
               CONSUMER NON-DURABLES--7.1%
      138,100  Bairnco Corporation  ............................       880,388
       60,700  Coca-Cola Bottling Company  .....................     2,306,600
      202,900  EKCO Group Inc.  ................................       938,412
       76,600  Fuji Photo Film Company Ltd., ADR  ..............     2,315,250
       42,235  Great Atlantic & Pacific Tea Company, Inc.  .....     1,092,831
       19,000  Hyde Athletic Industries Inc., Class A+  ........        90,250
       25,000  Hyde Athletic Industries Inc., Class B+  ........       118,750
      118,035  Nestle, ADR  ....................................     6,558,320
       49,800  OroAmerica Inc.+  ...............................       311,250
       49,559  Polaroid Corporation  ...........................     2,180,595
       10,800  TCC Industries Inc.+  ...........................        20,250
       55,500  Village Super Market Inc., Class A+  ............       520,312
                                                                  ------------
                                                                    17,333,208
                                                                  ------------
               RETAIL--5.7%
      110,914  Ben Franklin Retail Stores Inc.+  ...............        31,195
       85,000  Best Products Corporation Inc.+  ................        29,219
       80,000  Burlington Coat Factory Warehouse+  .............       880,000
        1,000  Dart Group Corporation, Class A  ................        95,063
      114,300  EZCORP Inc., Class A+  ..........................       742,950
      218,500  Fingerhut Companies, Inc.  ......................     2,895,125
       40,000  Good Guys Inc.+  ................................       320,000
       19,000  Government Technology Services, Inc.  ...........       116,375
      159,000  Kmart Corporation  ..............................     1,629,750
       32,300  Luria (L) and Sons Inc.+  .......................       145,350
        9,700  Mercantile Stores Company Inc.  .................       523,800
       52,000  Penney (J.C.) Company, Inc.  ....................     2,814,500
       17,500  Seaman Furniture Company+  ......................       323,750
      126,200  Swiss Army Brands, Inc.  ........................     1,609,050
      153,900  Syms Corporation+  ..............................     1,269,675
      136,000  United Retail Group, Inc.  ......................       391,000
                                                                  ------------
                                                                    13,816,802
                                                                  ------------
               HEALTH CARE--5.3%
       10,000  Ciba-Geigy AG, Sponsored ADR  ...................       636,250
       30,000  Glaxo Wellcome PLC, Sponsored ADR  ..............       933,750
       65,735  Horizon/CMS Healthcare Corporation+  ............       788,820
        8,000  Hosposable Products, Inc.  ......................        40,000
       33,412  Johnson & Johnson  ..............................     1,712,365
      205,600  Nycomed ASA, ADR, Class B  ......................     2,441,500
      135,000  Regency Health Services, Inc.  ..................     1,501,875
      367,400  Sun Healthcare Group Inc.+  .....................     4,776,200
        7,500  Trans Leasing International, Inc.  ..............        27,187
                                                                  ------------
                                                                    12,857,947
                                                                  ------------
               BASIC INDUSTRIES--4.8%
       97,400  ACX Technologies Inc.+  .........................     1,692,325
        5,235  Binks Manufacturing Company  ....................       115,824
       25,000  Blessings Corporation  ..........................       225,000
       48,300  Gorman-Rupp Company  ............................       670,163
       59,500  Monarch Machine Tool Company  ...................       595,000
       25,000  Sequa Corporation, Class A+  ....................     1,115,625
       75,700  Tremont Corporation+  ...........................     2,583,262
       29,800  Unilever NV, ADR  ...............................     4,697,225
                                                                  ------------
                                                                    11,694,424
                                                                  ------------
               CHEMICALS--4.8%
      172,300  Lilly Industries Inc., Class A  .................     2,864,488
       96,550  Philip Morris Companies Inc.  ...................     8,665,363
                                                                  ------------
                                                                    11,529,851
                                                                  ------------
               LEISURE AND ENTERTAINMENT--3.5%
      143,000  Alliance Entertainment Corporation+  ............       804,375
      136,100  C-TEC Corporation+  .............................     3,538,600
      105,743  Hasbro Inc.  ....................................     3,925,709
       48,103  Savoy Pictures Entertainment Inc.+  .............       120,258
                                                                  ------------
                                                                     8,388,942
                                                                  ------------
               ENGINEERING AND CONSTRUCTION--2.8%
       12,500  Atkinson (Guy F.) Company California+  ..........       151,563
       22,000  Devcon International Corporation+  ..............       151,250
      104,000  Harding Lawson Associates Group  ................       624,000
       15,000  Hovnanian Enterprises, Inc.+  ...................        88,125
        4,080  Oilgear Company  ................................        61,710
       40,700  Oriole Homes Corporation, Class A+  .............       315,425
       43,800  Oriole Homes Corporation, Class B+  .............       339,450
      151,600  Ryland Group, Inc.  .............................     2,255,050
      474,500  Standard-Pacific Corporation  ...................     2,728,375
                                                                  ------------
                                                                     6,714,948
                                                                  ------------
               REAL ESTATE--2.2%
      220,000  American Real Estate Partners Ltd.  .............     1,980,000
       25,700  Arizona Land Income Corporation, Class A  .......       138,137
       18,012  Atlantic Realty Trust Inc.+  ....................       168,863
       13,200  Mays (J.W.), Inc.+  .............................       155,100
      130,800  Price Enterprises Inc.+  ........................     2,109,150
        3,623  Public Storage, Inc.  ...........................        81,970
       36,025  Ramco-Gershenson Properties  ....................       607,922
       19,700  Reading Company, Class A+  ......................       206,850
                                                                  ------------
                                                                     5,447,992
                                                                  ------------
               CONSUMER SERVICES--2.2%
      186,000  Jones Intercable Inc., Class A+  ................     2,534,250
      119,400  Pinkerton's, Inc.  ..............................     2,835,750
                                                                  ------------
                                                                     5,370,000
                                                                  ------------
               OIL AND GAS--2.1%
       80,000  Isramco, Inc.+  .................................        47,500
        1,900  Lufkin Industries, Inc.  ........................        39,425
      155,400  Matrix Service Company+  ........................       893,550
       84,900  Penn Virginia Corporation  ......................     3,056,400
        2,245  Resource America, Inc., Class A  ................        28,624
       71,400  Wiser Oil Company  ..............................     1,026,375
                                                                  ------------
                                                                     5,091,874
                                                                  ------------
               BUSINESS AND COMMERCIAL SERVICES--1.5%
        1,300  IIC Industries Inc.+  ...........................        49,400
      226,400  Kinder Care Learning Centers, Inc.+  ............     3,622,400
       12,500  Paris Corporation+  .............................        48,438
                                                                  ------------
                                                                     3,720,238
                                                                  ------------
               TECHNOLOGY--0.5%
       44,600  Astrosystems Inc.+  .............................       267,600
       28,800  Digital Equipment Corporation+  .................     1,029,600
                                                                  ------------
                                                                     1,297,200
                                                                  ------------
               RESTAURANT CHAINS--0.5%
       80,900  Vicorp Restaurants Inc.+  .......................     1,173,050
                                                                  ------------
               ADVERTISING--0.4%
        4,280  Grey Advertising Inc.  ..........................     1,014,360
                                                                  ------------
               METALS AND METAL PRODUCTS--0.3%
       14,000  American Metals Service, Inc.+  .................        12,600
      108,600  Proler International Corporation+  ..............       733,050
                                                                  ------------
                                                                       745,650
                                                                  ------------
               AUTOMOTIVE PARTS--0.3%
       23,000  Standard Products Company  ......................       580,750
        1,300  Woodward Governor Company  ......................       122,200
                                                                  ------------
                                                                       702,950
                                                                  ------------
               TRANSPORTATION/TRANSPORTATION SERVICES--0.2%
       51,500  KLLM Transport Services Inc.+  ..................       605,125
                                                                  ------------
               APPAREL/TEXTILES--0.1%
       44,400  Chic by H.I.S. Inc.+  ...........................       194,250
        8,700  Garan Inc.  .....................................       145,725
        2,000  Thomaston Mills, Inc., Class A  .................        21,000
                                                                  ------------
                                                                       360,975
                                                                  ------------
               FURNITURE--0.1%
       29,000  Flexsteel Industries Inc.  ......................       340,750
                                                                  ------------
               FOOD AND BEVERAGES--0.1%
       40,000  United Foods, Inc., Class A+  ...................        77,500
       25,000  United Foods, Inc., Class B+  ...................        48,437
        7,000  Western Beef Inc.+  .............................        66,500
                                                                  ------------
                                                                       192,437
                                                                  ------------
               ELECTRONIC EQUIPMENT--0.1%
        8,000  Espey Manufacturing and Electronics Corporation         126,000
                                                                  ------------
               TELECOMMUNICATIONS--0.0%++
       15,000  TCI International Inc.+  ........................        99,375
                                                                  ------------
               TOTAL COMMON STOCKS--DOMESTIC
               (COST $174,877,433) .............................   212,628,474
                                                                  ------------
               COMMON STOCKS--FOREIGN--5.8%
               JAPAN--1.7%
       63,000  Aichi Electric Company Ltd.  ....................       318,894
       49,000  Amada Sonoike Company Ltd.  .....................       296,318
       12,000  Chofu Seisakusho Company  .......................       282,745
       58,000  Dowa Fire & Marine Insurance Company  ...........       298,262
       17,000  Fuji Photo Film Ltd.  ...........................       516,305
       53,000  Koyosha Inc.+  ..................................       332,378
       19,000  Matsushita Electric Industrial Company  .........       318,312
       32,000  Morito  .........................................       349,758
       43,000  Nissan Fire & Marine Insurance Company  .........       290,853
       36,000  Oak & Company  ..................................       245,117
       62,000  Osaka Securities Finance  .......................       338,828
       15,000  Sankyo Company Ltd.  ............................       382,996
        5,000  Shikoku Coca-Cola Bottling  .....................        64,953
       19,000  Toyo Technical Company Ltd.  ....................       195,753
                                                                  ------------
                                                                     4,231,472
                                                                  ------------
               UNITED KINGDOM--1.0%
      145,000  McAlpine (Alfred) PLC  ..........................       340,453
       32,000  SmithKline Beecham, PLC Units, ADR  .............     1,948,000
                                                                  ------------
                                                                     2,288,453
                                                                  ------------
               SWITZERLAND--0.8%
        2,000  Danzas Holding AG PC  ...........................       384,018
        1,000  Edipresse SA, Bearer  ...........................       414,293
        1,500  Magazine Zum Globus PC  .........................       758,873
          500  Swissair AG, Registered+  .......................       410,708
                                                                  ------------
                                                                     1,967,892
                                                                  ------------
               NETHERLANDS--0.7%
       10,900  Heineken Holdings NV, Class A  ..................     1,783,046
                                                                  ------------
               FINLAND--0.7%
       15,500  Kone Corporation, Class B  ......................     1,594,352
                                                                  ------------
               FRANCE--0.4%
        7,200  Compagnie Financiere de Suez  ...................       286,996
        2,725  Klepierre  ......................................       336,042
        2,300  Peugeot SA  .....................................       253,354
                                                                  ------------
                                                                       876,392
                                                                  ------------
               ITALY--0.2%
       71,000  Arnoldo Mondadori Editore SPA  ..................       515,050
       15,000  Franco Tosi SPA  ................................        92,073
                                                                  ------------
                                                                       607,123
                                                                  ------------
               SPAIN--0.2%
        5,000  Argentaria  .....................................       207,036
       16,000  Unipapel SA  ....................................       266,501
                                                                  ------------
                                                                       473,537
                                                                  ------------
               SINGAPORE--0.1%
       78,000  Robinson and Company Ord  .......................       326,800
                                                                  ------------
               TOTAL COMMON STOCKS--FOREIGN
               (COST $12,325,800) ..............................    14,149,067
                                                                  ------------
               PREFERRED STOCK--0.0%++
               (COST $16,100)
        1,400  Grant Geophysical Inc., Preferred ...............        26,075
                                                                  ------------
    FACE
    VALUE
    ------
               COMMERCIAL PAPER--6.2%
$   3,750,000  General Electric Capital Corporation, 5.800% due
               10/1/96  ........................................     3,750,000
   11,300,000  Prudential Securities, 5.750% due 10/1/96  ......    11,300,000
                                                                  ------------
               TOTAL COMMERCIAL PAPER
               (COST $15,050,000) ..............................    15,050,000
                                                                  ------------
               U.S. TREASURY BILLS--0.2%
      200,000  5.630%** due 5/1/97  ............................       193,722
      350,000  5.600%** due 8/1/97  ............................       333,305
                                                                  ------------
               TOTAL U.S. TREASURY BILLS
               (COST $527,027) .................................       527,027
                                                                  ------------
TOTAL INVESTMENTS (COST $202,796,360*) ..................  99.6%   242,380,643
OTHER ASSETS AND LIABILITIES (NET) ......................   0.4        870,230
                                                          -----   ------------
NET ASSETS .............................................. 100.0%  $243,250,873
                                                          =====   ============
----------
 * Aggregate cost for Federal tax purposes.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviation:
ADR--American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
------------------------------------------------------------------------------
Schedule of Forward Exchange Contracts
------------------------------------------------------------------------------

September 30, 1996 (Unaudited)

                                                     CONTRACT      MARKET
                                                      VALUE        VALUE
 CONTRACTS                                             DATE       (NOTE 1)
----------                                           --------     --------
FORWARD EXCHANGE CONTRACTS TO SELL
    911,820  Finnish Markka ......................    2/28/97   $   (201,511)
  2,147,265  Finnish Markka ......................    4/15/97       (475,975)
  4,464,000  Finnish Markka ......................    8/29/97       (998,739)
    980,600  French Franc ........................   10/31/96       (190,178)
  3,029,280  French Franc ........................    8/29/97       (598,047)
    127,828  Great Britain Pound Sterling ........   10/31/96       (200,007)
418,500,000  Italian Lira ........................   10/31/96       (274,038)
544,148,500  Italian Lira ........................    8/29/97       (351,629)
192,800,000  Japanese Yen ........................   10/31/96     (1,735,585)
100,600,000  Japanese Yen ........................   12/27/96       (913,313)
 30,345,000  Japanese Yen ........................    2/28/97       (277,981)
 55,814,250  Japanese Yen ........................    4/15/97       (514,574)
 67,990,000  Japanese Yen ........................    8/29/97       (639,364)
    231,690  Netherlands Guilder .................   10/31/96       (135,583)
    482,550  Netherlands Guilder .................    2/28/97       (285,041)
    750,353  Netherlands Guilder .................    4/15/97       (444,856)
  1,972,080  Netherlands Guilder .................    8/29/97     (1,181,545)
  6,478,500  Norwegian Krone .....................    6/16/97       (999,566)
    414,900  Singapore Dollar ....................   10/31/96       (295,054)
 38,001,000  Spanish Peseta ......................   10/31/96       (295,324)
    218,500  Swiss Franc .........................   10/31/96       (174,736)
  1,010,070  Swiss Franc .........................   12/27/96       (812,897)
    173,115  Swiss Franc .........................    2/28/97       (140,305)
    951,040  Swiss Franc .........................    8/29/97       (787,078)
                                                                ------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
  (CONTRACT AMOUNT $13,500,000) ..................              $(12,922,926)
                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
------------------------------------------------------------------------------
Statement of Assets and Liabilities
-------------------------------------------------------------------------------

September 30, 1996 (Unaudited)

ASSETS
    Investments, at value (Cost $202,796,360) (Note 1)
        See accompanying schedule ...................            $242,380,643
    Cash and foreign currency (Cost $19,848) ........                   9,687
    Net unrealized appreciation of forward exchange
      contracts (Note 1) ............................                 577,074
    Dividends and interest receivable ...............                 386,097
    Receivable for Fund shares sold .................                 175,414
    Unamortized organization costs (Note 5) .........                  42,157
    Prepaid expense .................................                   4,732
                                                                 ------------
        TOTAL ASSETS ................................             243,575,804
                                                                 ------------

LIABILITIES
    Investment advisory fee payable (Note 2) ........  $221,022
    Administration fee payable (Note 2) .............    25,694
    Accrued shareholder reports expense .............    21,095
    Custodian fees payable (Note 2) .................    16,276
    Transfer agent fees payable (Note 2) ............     6,700
    Accrued Directors' fees and expenses (Note 2) ...     3,333
    Accrued expenses and other payables .............    30,811
                                                        -------
        TOTAL LIABILITIES ...........................                 324,931
                                                                 ------------
NET ASSETS ..........................................            $243,250,873
                                                                 ============
 NET ASSETS CONSIST OF
    Undistributed net investment income .............            $  1,358,798
    Accumulated net realized gain on securities,
      forward exchange contracts and foreign
      currencies ....................................               8,359,911
    Net unrealized appreciation of securities,
      forward exchange contracts, foreign currencies
      and net other assets ..........................              40,151,083
    Par value .......................................                   1,629
    Paid-in capital in excess of par value ..........             193,379,452
                                                                 ------------
        TOTAL NET ASSETS ............................            $243,250,873
                                                                 ============
NET ASSET VALUE, offering and redemption price per share
    ($243,250,873 / 16,290,092 shares of common stock
    outstanding) ....................................                  $14.93
                                                                       ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
------------------------------------------------------------------------------
Statement of Operations
------------------------------------------------------------------------------

For the six months ended September 30, 1996 (Unaudited)

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $42,859) ...   $ 2,059,797
    Interest ..................................................       459,123
                                                                  -----------
        TOTAL INVESTMENT INCOME ...............................     2,518,920
                                                                  -----------
EXPENSES
    Investment advisory fee (Note 2) ..............  $1,378,435
    Administration fee (Note 2) ...................     162,412
    Transfer agent fees (Note 2) ..................      44,703
    Custodian fees (Note 2) .......................      30,577
    Legal and audit fees ..........................      16,159
    Amortization of organization costs (Note 5) ...       9,761
    Directors' fees and expenses (Note 2) .........       3,946
    Other .........................................      62,412
    Waiver of fees by investment adviser,
      administrator and custodian (Note 2) ........    (177,084)
                                                     ----------
        TOTAL EXPENSES ........................................     1,531,321
                                                                  -----------
NET INVESTMENT INCOME .........................................       987,599
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (Notes 1 and 3)
    Net realized gain on:
      Securities ..............................................     5,579,247
      Forward exchange contracts ..............................       514,358
      Foreign currencies ......................................         4,825
                                                                  -----------
    Net realized gain on investment during the period .........     6,098,430
                                                                  -----------
    Net change in unrealized appreciation (depreciation) of:
      Securities ..............................................     2,636,140
      Forward exchange contracts ..............................         2,961
      Foreign currencies and net other assets .................       (10,094)
                                                                  -----------
    Net unrealized appreciation of investments during the
      period ..................................................     2,629,007
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...............     8,727,437
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $9,715,036
                                                                   ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED           YEAR
                                                    9/30/96          ENDED
                                                  (UNAUDITED)       3/31/96
                                                --------------  --------------
Net investment income ........................   $    987,599    $  1,550,882
Net realized gain on securities, forward
  exchange contracts and foreign currencies
  during the period ..........................      6,098,430       2,569,270
Net unrealized appreciation of securities,
  forward exchange contracts, foreign currencies
  and net other assets during the period .....      2,629,007      34,254,651
                                                 ------------    ------------
Net increase in net assets resulting from
  operations .................................      9,715,036      38,374,803
DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income ........................        --           (1,344,358)
  Distributions to shareholders from net
    realized gain on investments .............        --             (253,652)
Net increase in net assets from Fund share
  transactions (Note 4).......................     31,937,330     105,965,682
                                                 ------------    ------------
Net increase in net assets ...................     41,652,366     142,742,475
NET ASSETS
Beginning of period ..........................    201,598,507      58,856,032
                                                 ------------    ------------

End of period (including undistributed net
  investment income of $1,358,798 and
  $371,199, respectively) ....................   $243,250,873    $201,598,507
                                                 ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------------------------

For a Fund share outstanding throughout each period.

                                        SIX MONTHS
                                           ENDED            YEAR            YEAR            PERIOD
                                          9/30/96          ENDED           ENDED            ENDED
                                        (UNAUDITED)      3/31/96(f)      3/31/95(f)       3/31/94(a)
                                        -----------      ---------       ----------       ---------
Net asset value, beginning of
   period .........................     $  14.29        $  10.71        $   9.71          $  10.00
                                        --------        --------        --------          --------
Income from investment operations:
Net investment income(c) ..........         0.06            0.15            0.13              0.01
Net realized and unrealized gain
  (loss) on investments ...........         0.58            3.56            0.93             (0.30)
                                        --------        --------        --------          --------
    Total from investment operations        0.64            3.71            1.06             (0.29)
                                        --------        --------        --------          --------
DISTRIBUTIONS:
  Dividends from net investment
    income ........................        --              (0.11)          (0.06)          --
  Distributions from net realized
    gains .........................        --              (0.02)         --               --
                                        --------        --------        --------          --------
    Total distributions ...........        --              (0.13)          (0.06)          --
                                        --------        --------        --------          --------
Net asset value, end of period ....     $  14.93        $  14.29        $  10.71          $   9.71
                                        ========        ========        ========          ========
Total return(d) ...................         4.48%          34.70%          11.02%            (2.90)%
                                        ========        ========        ========          ========
Ratios/Supplemental Data:
Net assets, end of period (in 000's)    $243,251        $201,599        $ 58,856          $ 16,133
Ratio of operating expenses
  to average net assets(e) ........      1.39%(b)           1.39%           1.74%             2.26%(b)
Ratio of net investment income
  to average net assets ...........      0.90%(b)           1.13%           1.25%             0.64%(b)
Portfolio turnover rate ...........         0%                 9%              4%                0%
Average commission rate
  (per share of security)(g) ......     $ 0.0327        $ 0.0341             N/A               N/A

----------
(a) The Fund commenced operations on December 8, 1993.
(b) Annualized.
(c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the six months ended September 30, 1996, the years ended March 31, 1996 and 1995 and the 3.75-month period ended March 31, 1994 was $0.05, $0.12, $0.11 and $(0.01), respectively.
(d) Total return represents aggregate total return for the periods indicated.
(e) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the six months ended September 30, 1996, the years ended March 31, 1996 and 1995 and the 3.75-month period ended
    March 31, 1994 were 1.55%, 1.61%, 1.94% and 3.51%, respectively.
(f) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(g) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities that are traded primarily on a domestic exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the mean between the last ask price and the last bid price prior to the close of regular trading. Over-the-counter securities and securities listed or traded on certain foreign exchanges whose operations are similar to the United States ("U.S.") over-the-counter market are valued at the mid price between the bid and ask prices. Portfolio securities that are traded primarily on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract of the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund currently enters into such contracts with Mellon Bank Corporation ("Mellon Bank") and Brown Brothers Harriman & Co.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

    The Company on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company L.P. ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. From time to time, Tweedy, Browne may voluntarily waive a portion of its fee otherwise payable to it. For the six months ended September 30, 1996, Tweedy, Browne voluntarily waived fees of $155,340.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $20.8 million of their own money invested in the Fund.

    The Company on behalf of the Fund has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. ("FDISG"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays FDISG an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund.

                                              FEES ON ASSETS
                        ------------------------------------------------------
                                               BETWEEN
                              UP TO            $200 AND         EXCEEDING
                           $200 MILLION      $500 MILLION      $500 MILLION
------------------------------------------------------------------------------
Administration Fees           0.10%             0.08%             0.06%
------------------------------------------------------------------------------

                              UP TO           EXCEEDING
                           $100 MILLION      $100 MILLION
------------------------------------------------------------------------------
Accounting Fees               0.06%             0.04%
------------------------------------------------------------------------------

    For the six months ended September 30, 1996, FDISG voluntarily waived administration fees of $18,303.

    Under the terms of the Administration Agreement, the Company will pay for Fund Administration Services, a minimum fee of $40,000 per Fund per annum, not to be aggregated with fees for Fund Accounting Services. The Company will pay for Fund Accounting Services a minimum fee of $40,000 per Fund per annum, not to be aggregated with fees for Fund Administration Services.

    No officer, director or employee of Tweedy, Browne, FDISG or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each director who is not an officer, director or employee of Tweedy, Browne, FDISG or any of their affiliates $2,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Bank, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the six months ended September 30, 1996, Boston Safe voluntarily waived fees of $3,441. Unified Advisers, Inc., serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

    For the six months ended September 30, 1996, the Fund incurred total brokerage commissions of $87,294.

3.  PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments for the six months ended September 30, 1996, aggregated $50,026,381 and $13,287,463, respectively.

    At September 30, 1996, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $43,650,134 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $4,065,851.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                        SIX MONTHS ENDED 9/30/96       YEAR ENDED 3/31/96
                       ------------------------------------------------------
                         SHARES        AMOUNT         SHARES        AMOUNT
------------------------------------------------------------------------------
Sold                    3,561,559    $51,838,584    12,329,516   $153,231,522
Reinvested                 --             --           112,691      1,493,159
Redeemed               (1,375,185)   (19,901,254)   (3,834,573)   (48,758,999)
------------------------------------------------------------------------------
Net Increase            2,186,374    $31,937,330     8,607,634   $105,965,682
------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  SUBSEQUENT EVENT

    Effective October 1, 1996, the Company and Mellon Bank, N.A. amended a Line of Credit Agreement (the "Agreement") with respect to Tweedy, Browne Global Value Fund to include the Fund. The Agreement provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lesser of $50 million or one-third of its net assets. Interest is payable at the bank's Money Market Rate plus 0.75% on an annualized basis. Under the Agreement, the Fund is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one.

                            TWEEDY, BROWNE FUND INC.
                       52 Vanderbilt Avenue, NY, NY 10017
                          800-432-4789 or 800-873-8242